                                                                  CONFORMED COPY




                                IMAX CORPORATION
                                   (as Issuer)

                      DAVID KEIGHLEY PRODUCTIONS 70MM INC.
                               IMAX II U.S.A. INC.
                            IMAX CHICAGO THEATRE LLC
                              IMAX FORUM RIDE, INC.
                           IMAX MINNESOTA HOLDING CO.
                      IMAX RHODE ISLAND LIMITED PARTNERSHIP
                           IMAX SANDDE ANIMATION INC.
                                IMAX SCRIBE INC.
                                 IMAX SPACE LTD.
                            IMAX THEATRE HOLDING CO.
                        IMAX THEATRE HOLDINGS (OEI) INC.
                         IMAX THEATRE MANAGEMENT COMPANY
                           IMAX THEATRE SERVICES LTD.
                                IMAX U.S.A. INC.
                                MIAMI THEATRE LLC
                                MITEY CINEMA INC.
                      MOUNTAINVIEW THEATRE MANAGEMENT LTD.
                                NYACK THEATRE LLC
                              RIDEFILM CORPORATION
                             SACRAMENTO THEATRE LLC
                             SONICS ASSOCIATES, INC.
                             STARBOARD THEATRES LTD.
                                TANTUS FILMS LTD.
                              WIRE FRAME FILMS LTD.
                              1329507 ONTARIO INC.
                               924689 ONTARIO INC.
                              IMAX (TITANICA) LTD.
                               IMAX (TITANIC) INC.
                                 IMAX MUSIC LTD.
                      IMAX THEATRE HOLDING (BROSSARD) INC.
                              IMAX FILM HOLDING CO.
                              IMAX INDIANAPOLIS LLC
                            IMAX PICTURES CORPORATION
                          IMMERSIVE ENTERTAINMENT INC.
                       IMAX PROVIDENCE GENERAL PARTNER CO.
                       IMAX PROVIDENCE LIMITED PARTNER CO.
                     IMAX THEATRE HOLDING (CALIFORNIA I) CO.
                    IMAX THEATRE HOLDING (CALIFORNIA II) CO.
                       IMAX THEATRE HOLDING (NYACK I) CO.
                       IMAX THEATRE HOLDING (NYACK II) CO.
                   IMAX THEATRE MANAGEMENT (SCOTTSDALE), INC.
                             PANDA PRODUCTIONS INC.
                        STRATEGIC SPONSORSHIP CORPORATION
                              TANTUS II FILMS LTD.
                                RPM PICTURES LTD.
                               (each, a Guarantor)

                     9 5/8% Senior Notes due December 1, 2010
                                 ---------------
                                    INDENTURE
                          DATED AS OF DECEMBER 4, 2003
                                 ---------------
                         U.S. BANK NATIONAL ASSOCIATION

                                  (as Trustee)

                                IMAX CORPORATION

               Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of December 4, 2003



TRUST INDENTURE ACT SECTION             INDENTURE SECTION
---------------------------             -----------------
Section 310(a)(1)...................    609
(a)(2)..............................    609
(a)(3)..............................    Not Applicable
(a)(4)..............................    Not Applicable
(b).................................    608
.....................................    610
Section 311(a)......................    613
(b).................................    613
Section 312(a)......................    701
.....................................    702
(b).................................    702
(c).................................    702
(b).................................    703
(c).................................    703
Section 314(a)......................    1019
(a)(4)..............................    1021
(b).................................    Not Applicable
(c)(1)..............................    102
(c)(2)..............................    102
(c)(3)..............................    Not Applicable
(d).................................    Not Applicable
(e).................................    102
Section 315(a)......................    601
(b).................................    602
(c).................................    601
(d).................................    601
(d)(1)..............................    601
(e).................................    514
Section 316(a)(l)(A)................    502
.....................................    512
(a)(l)(B)...........................    513
(a)(2)..............................    Not Applicable
(b).................................    508
Section 317(a)(1)...................    503
(a)(2)..............................    504
(b).................................    1003
Section 318(a)......................    107

                                TABLE OF CONTENTS


                                                                                                               Page
                                                                                                               ----
ARTICLE I DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.................................................1
   Section 101       Definitions..................................................................................1
   Section 102       Compliance Certificates and Opinions........................................................20
   Section 103       Form of Documents Delivered to Trustee......................................................21
   Section 104       Record Date.................................................................................21
   Section 105       Notices. Etc., to Trustee and Company.......................................................22
   Section 106       Notice to Holders: Waiver...................................................................22
   Section 107       Conflict with Trust Indenture Act...........................................................23
   Section 108       Effect of Headings and Table of Contents....................................................23
   Section 109       Successors and Assigns......................................................................23
   Section 110       Separability Clause.........................................................................23
   Section 111       Benefits of Indenture.......................................................................23
   Section 112       Governing Law...............................................................................24
   Section 113       Legal Holidays..............................................................................24
   Section 114       Consent to Service; Jurisdiction............................................................24
   Section 115       Conversion of Currency......................................................................24
   Section 116       Currency Equivalent.........................................................................25
   Section 117       Shareholders, Officers and Directors Exemption from Individual Liability....................26
ARTICLE II SECURITY FORMS........................................................................................26
   Section 201       Forms Generally.............................................................................26
ARTICLE III THE SECURITIES.......................................................................................27
   Section 301       Title and Terms.............................................................................27
   Section 302       Denominations...............................................................................27
   Section 303       Execution, Authentication, Delivery and Dating..............................................27
   Section 304       Temporary Securities........................................................................28
   Section 305       Transfer and Exchange; Registration.........................................................29
   Section 306       Mutilated, Destroyed, Lost and Stolen Securities............................................42
   Section 307       Payment of Interest; Interest Rights Preserved..............................................42
   Section 308       Persons Deemed Owners.......................................................................43
   Section 309       Cancellation................................................................................43
   Section 310       Computation of Interest.....................................................................44
ARTICLE IV SATISFACTION AND DISCHARGE............................................................................44
   Section 401       Satisfaction and Discharge of Indenture.....................................................44
   Section 402       Application of Trust Money..................................................................45
ARTICLE V REMEDIES...............................................................................................45
   Section 501       Events of Default...........................................................................45
   Section 502       Acceleration of Maturity; Rescission and Annulment..........................................46
   Section 503       Collection of Indebtedness and Suits for Enforcement by Trustee.............................47
   Section 504       Trustee May File Proofs of Claim............................................................47
   Section 505       Trustee May Enforce Claims Without Possession of Securities.................................48
   Section 506       Application of Money Collected..............................................................48
   Section 507       Limitation on Suits.........................................................................48
   Section 508       Unconditional Right of Holders to Receive Principal, Premium and Interest...................49
   Section 509       Restoration of Rights and Remedies..........................................................49


   Section 510       Rights and Remedies Cumulative..............................................................49
   Section 511       Delay or Omission Not Waiver................................................................50
   Section 512       Control by Holders..........................................................................50
   Section 513       Waiver of Past Defaults.....................................................................50
   Section 514       Undertaking for Costs.......................................................................50
   Section 515       Waiver of Stay or Extension Laws............................................................51
ARTICLE VI THE TRUSTEE...........................................................................................51
   Section 601       Certain Duties and Responsibilities.........................................................51
   Section 602       Notice of Defaults..........................................................................51
   Section 603       Certain Rights of Trustee...................................................................51
   Section 604       Not Responsible for Recitals or Issuance of Securities......................................52
   Section 605       May Hold Securities.........................................................................53
   Section 606       Money Held in Trust.........................................................................53
   Section 607       Compensation and Reimbursement..............................................................53
   Section 608       Corporate Trustee Required; Eligibility.....................................................53
   Section 609       Corporate Trustee Required; Eligibility.....................................................54
   Section 610       Resignation and Removal; Appointment of Successor...........................................54
   Section 611       Acceptance of Appointment by Successor......................................................55
   Section 612       Merger, Conversion, Consolidation or Succession to Business.................................55
   Section 613       Preferential Collection of Claims Against Company...........................................55
   Section 614       Appointment of Authenticating Agent.........................................................56
ARTICLE VII HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY....................................................57
   Section 701       Company to Furnish Trustee Names and Addresses of Holders...................................57
   Section 702       Preservation of Information; Communications to Holders......................................57
   Section 703       Reports by Trustee..........................................................................57
ARTICLE VIII LIMITATION ON MERGER, SALE OR CONSOLIDATION.........................................................58
   Section 801       Company May Consolidate, Etc. Only on Certain Terms.........................................58
   Section 802       Successor Substituted.......................................................................58
ARTICLE IX SUPPLEMENTAL INDENTURES...............................................................................59
   Section 901       Supplemental Indentures Without Consent of Holders..........................................59
   Section 902       Supplemental Indentures with Consent of Holders.............................................59
   Section 903       Execution of Supplemental Indentures........................................................60
   Section 904       Effect of Supplemental Indentures...........................................................60
   Section 905       Conformity with Trust Indenture Act.........................................................61
   Section 906       Reference in Securities to Supplemental Indentures..........................................61
   Section 907       Notice of Supplemental Indentures...........................................................61
ARTICLE X COVENANTS..............................................................................................61
   Section 1001      Payment of Principal, Premium and Interest..................................................61
   Section 1002      Maintenance of Office or Agency.............................................................61
   Section 1003      Money for Security Payments to be Held in Trust.............................................62
   Section 1004      Existence...................................................................................63
   Section 1005      Maintenance of Properties...................................................................63
   Section 1006      Payment of Taxes and Other Claims...........................................................63
   Section 1007      Maintenance of Insurance....................................................................63
   Section 1008      Limitation on Incurrence of Additional Indebtedness.........................................64
   Section 1009      Limitation on Restricted Payments...........................................................64


   Section 1010      Limitation on Dividends and Other Payment Restrictions Affecting Subsidiaries...............65
   Section 1011      Limitation on Liens Securing Indebtedness...................................................65
   Section 1012      Limitation on Sale and Leaseback Transactions...............................................66
   Section 1013      Limitation on Sale of Assets................................................................66
   Section 1014      Limitation on Transactions with Affiliates..................................................68
   Section 1015      Offer to Repurchase Securities Upon A Change of Control.....................................68
   Section 1016      Payment of Additional Amounts...............................................................69
   Section 1017      Limitation on Status as Investment Company..................................................70
   Section 1018      Payments for Consent........................................................................70
   Section 1019      Reports.....................................................................................71
   Section 1020      Subsidiary Guarantors.......................................................................71
   Section 1021      Statement By Officers as to Default; Compliance Certificates................................72
   Section 1022      Waiver of Certain Covenants.................................................................72
ARTICLE XI REDEMPTION OF SECURITIES..............................................................................72
   Section 1101      Right of Redemption.........................................................................72
   Section 1102      No Mandatory Redemption.....................................................................73
   Section 1103      Election to Redeem;  Notice to Trustee......................................................73
   Section 1104      Selection by Trustee of Securities to Be Redeemed...........................................73
   Section 1105      Notice of Redemption........................................................................74
   Section 1106      Deposit of Redemption Price.................................................................75
   Section 1107      Securities Redeemed in Part.................................................................75
ARTICLE XII DEFEASANCE AND COVENANT DEFEASANCE...................................................................75
   Section 1201      Company's Option to Effect Defeasance or Covenant Defeasance................................75
   Section 1202      Defeasance and Discharge....................................................................76
   Section 1203      Covenant Defeasance.........................................................................76
   Section 1204      Conditions to Defeasance or Covenant Defeasance.............................................76
   Section 1205      Deposited Money and U.S. Government Obligations to be Held in Trust:  Other
   Miscellaneous Provisions......................................................................................78
   Section 1206      Repayment to Company........................................................................78
   Section 1207      Reinstatement...............................................................................78
ARTICLE XIII GUARANTEES..........................................................................................79
   Section 1301      Guarantees..................................................................................79
   Section 1302      Execution and Delivery of Guarantees........................................................80
   Section 1303      Guarantors May Consolidate, Etc., on Certain Terms..........................................80
   Section 1304      Release of Guarantors.......................................................................81
   Section 1305      Limitation of Guarantor's Liability; Certain Bankruptcy Events..............................82
   Section 1306      Application of Certain Terms and Provisions to the Guarantors...............................82

EXHIBIT A: FORM OF NOTE
EXHIBIT B: FORM OF GUARANTEE
EXHIBIT C: FORM OF CERTIFICATE OF TRANSFER
EXHIBIT D: FORM OF CERTIFICATE OF EXCHANGE
EXHIBIT E: FORM OF CERTIFICATE FROM ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR EXHIBIT F: FORM OF SUPPLEMENTAL INDENTURE TO BE DELIVERED BY SUBSEQUENT
           GUARANTORS

     INDENTURE, dated as of December 4, 2003, between IMAX Corporation, a corporation duly organized and existing under the laws of the Canada (herein called the "Company"), having its principal office at 2525 Speakman Drive, Mississauga, Ontario, Canada, L5K 1B1, the Guarantors (as defined below) and U.S. Bank National Association, a national banking association, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

     The Company has duly authorized the creation of an issue of its 9 5/8% Senior Notes due December 1, 2010 of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

     All things necessary to make the Securities (as defined below), when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all of the Holders of the Series A 9 5/8% Senior Notes due 2010 (the "Series A Securities") and of all of the Holders of the Series B 5/8% Senior Notes due 2010 (the "Series B Securities," and together with the Series A Securities, the "Securities"), as follows:

                                   ARTICLE I

                        Definitions and Other Provisions
                             of General Application

     Section 101 Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

             (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

             (2) "or" is not exclusive;

             (3) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

             (4) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles (whether or not such is indicated herein);

             (5) unless the context otherwise requires, any reference to an "Article" or a "Section", or to an "Annex" or a "Schedule", refers to an Article or Section of, or to an Annex or a Schedule attached to, this Indenture, as the case may be;

             (6) "including" or "include" mean including or including without limitation;

             (7) "interest" shall include Special Interest, if any;

             (8) unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time;

             (9) unless otherwise specifically set forth herein, all calculations or determinations of a Person shall be performed or made on a consolidated basis in accordance with generally accepted accounting principles but shall not include the accounts of Unrestricted Subsidiaries, except to the extent of dividends and distributions actually paid to the Company, the Guarantors or one of their Wholly Owned Subsidiaries; and

             (10) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     Certain terms, used principally in Article Six, are defined in that Article.

     "144A Global Security" means one or more Global Security bearing the Private Placement Legend, that shall be issued in an aggregate amount of denominations equal in total to the outstanding principal amount of the Securities sold in reliance on Rule 144A.

     "501 Global Security" means one or more Global Security bearing the Private Placement Legend that will be issued in an aggregate amount of denominations equal in total to the outstanding principal amount of the Securities sold to Institutional Accredited Investors.

     "Acquired Indebtedness" means, with respect to a specified person, (i) Indebtedness or Disqualified Capital Stock of any person existing at the time such person becomes a Subsidiary of the specified person, including by designation, or is merged, amalgamated or consolidated into or with the specified person or one of its Subsidiaries and (ii) Indebtedness secured by a Lien encumbering any asset at the time such asset is acquired by such specified person; provided that Acquired Indebtedness shall not include any Indebtedness incurred or secured in connection with, or in contemplation of, such other person merging, amalgamating or consolidating with or into or becoming a Subsidiary of such specified person.

     "Acquisition" means the purchase or other acquisition of any person or substantially all the assets of any person by any other person, whether by purchase, merger, amalgamation, consolidation, or other transfer, and whether or not for consideration.

     "Additional Amounts" has the meaning specified in Section 1016.

     "Additional Securities" means Securities that are issued under a supplemental indenture after the date that the Securities are first issued by the Company and authenticated by the Trustee under this Indenture, which will rank pari passu with the Securities initially issued in all respects (or in all respects except for the payment of interest accruing prior to the issue date of such Additional Securities or except for the first payment of interest following the issue date of such Additional Securities).

     "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For purposes of this definition, the term "control," as used with respect to any person, means the power to direct the management and policies of such person, directly or through one or more intermediaries, whether through the ownership of voting securities, by contract, or otherwise, provided that beneficial ownership of 10% or more of the total voting power normally entitled to vote in the election of directors, managers or trustees, as applicable, of a person shall for such purposes be deemed to constitute control.

     "Agent Members" has the meaning specified in Section 305.

     "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Security, the rules and procedures of the Depositary, Euroclear and Clearstream that apply to such transfer or exchange at the relevant time.

     "Asset Sale" has the meaning specified in Section 1013.

     "Asset Sale Offer" has the meaning specified in Section 1013.

     "Asset Sale Offer Price" has the meaning specified in Section 1013.

     "Attributable Value" means, as to any particular lease under which any person is at the time liable other than a Capitalized Lease Obligation, and at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such person under such lease during the remaining term thereof (whether or not such lease is terminable at the option of the lessee prior to the end of such term), including any period for which such lease has been, or may, at the option of the lessor, be extended, discounted from the last date of such term to the date of determination at a rate per annum equal to the discount rate which would be applicable to a Capitalized Lease Obligation with a like term in accordance with generally accepted accounting principles. The net amount of rent required to be paid under any lease for any such period shall be the aggregate amount of rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of insurance, taxes, assessments, utility, operating and labor costs and similar charges. "Attributable Value" means, as to a Capitalized Lease Obligation under which any person is at the time liable and at any date as of which the amount thereof is to be determined, the discounted present value of the rental obligations of such person, as lessee, required to be capitalized on the balance sheet of such person in conformity with generally accepted accounting principles.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities.

     "Average Life" means, as of the date of determination, with respect to any security or instrument, the quotient obtained by dividing (i) the sum of the products of (a) the number of years from the date of determination to the date or dates of each successive scheduled principal (or redemption) payment of such security or instrument and (b) the amount of each such respective principal (or redemption) payment by (ii) the sum of all such principal (or redemption) payments.

     "Beneficial Owner" or "beneficial owner" has the meaning attributed to it in Rules l3d-3 and l3d-5 under the Exchange Act (as in effect on the Issue
Date), whether or not applicable, except that a "person" shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time.

     "Benefitted Party" has the meaning specified in Section 1301.

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board authorized to act for it in respect thereof.

     "Board Resolution" means a copy of a resolution certified by the General Counsel, Deputy General Counsel, Corporate Secretary or an Assistant Secretary of the Company, or an officer acting in a similar capacity, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Broker-Dealer" means any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading services.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York, New York, are authorized or obligated by law or executive order to close.

     "Capital Stock" means (a) with respect to any person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including each class of common stock and preferred stock of such person and (b) with respect to any person that is not a corporation, any and all partnership, membership or other equity interests of such person.

     "Capitalized Lease Obligation" means, as applied to any person, any lease of any property (whether real, personal or mixed) of which the discounted present value of the rental obligations of such person, as lessee, in conformity with generally accepted accounting principles, is required to be capitalized on the balance sheet of such person.

     "Cash Equivalent" means (a) marketable obligations of or obligations guaranteed by Canada or the United States of America or issued by any agency thereof and backed by the full faith and credit of the United States of America or Canada, in each case with a Duration of three years or less, (b) marketable direct obligations issued by any state of the United States of America, any province of Canada or any political subdivision thereof having the highest rating obtainable from either Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Dominion Bond Rating Service, Limited ("DBRS") and having a Duration of three years or less, (c) commercial paper, bankers acceptances, notes, bonds, debentures, repurchase agreements, call loans, guaranteed investment certificates and other similar instruments, in each case having a rating of investment grade by Moody's, S&P or DBRS, and in each case (other than with respect to commercial paper) having a Duration of three years or less, (d) certificates of deposit with a Duration of three years or less issued by United States commercial banks of recognized standing with capital, surplus and undivided profits aggregating in excess of US$100,000,000,
(e) certificates of deposits issued or acceptances accepted by or guaranteed by a bank to which the Bank Act (Canada) applies or by any company licensed to carry on the business of a trust company in one or more provinces of Canada, in each case with capital, surplus and undivided profits aggregating in excess of C$100,000,000, with a Duration of three years or less, (f) shares of money market funds that have assets in excess of US$100,000,000 and that invest substantially all of their assets in Cash Equivalents of the kind described in clauses (a) through (e) above, (g) asset-backed securities rated AA or higher by Moody's, S&P or DBRS with a Duration of three years or less, and (h) mortgage-backed securities rated AA or higher by Moody's, S&P or DBRS with a Duration of 3 years or less; provided that an Investment in (a) through (h) of this definition shall not be considered to be a Cash Equivalent if, as a result of giving effect thereto, (A) more than 20% of the aggregate Investments made pursuant to clauses (a) through (h) of this definition are rated "BBB" or below or (B) more than 10% of the aggregate Investments made pursuant to clauses (a) through (h) of this definition are made pursuant to clause (h) of this definition.

     "Change of Control" has the meaning specified in Section 1015.

     "Clearstream" means Clearstream Banking Luxembourg, societe anonyme, or any successor securities clearing agency.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Stock" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board (or Co-Chairman), Chief Executive Officer (or Co-Chief Executive Officer), its President or a Vice President, and by its Chief Financial Officer, Treasurer, an Assistant Treasurer, the Corporate Controller, the General Counsel, Deputy General Counsel, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

     "Consolidated Coverage Ratio" of any person on any date of determination (the "Transaction Date") means the ratio, on a pro forma basis, of (a) the aggregate amount of Consolidated EBITDA of such person (exclusive of amounts attributable to operations and businesses permanently discontinued or disposed
of) for the Reference Period to (b) the aggregate Consolidated Fixed Charges of such person (exclusive of amounts attributable to operations and businesses permanently discontinued or disposed of, but only to the extent that the obligations giving rise to such Consolidated Fixed Charges would no longer be obligations contributing to such person's Consolidated Fixed Charges subsequent to the Transaction Date) during the Reference Period; provided, that for purposes of such calculation, (i) Acquisitions which occurred during the Reference Period or subsequent to the Reference Period and on or prior to the Transaction Date shall be assumed to have occurred on the first day of the Reference Period and any Operating Expense or Cost Reduction with respect to such Acquisition shall be accounted for in such calculation, (ii) transactions giving rise to the need to calculate the Consolidated Coverage Ratio shall be assumed to have occurred on the first day of the Reference Period, (iii) the incurrence of any Indebtedness or issuance of any Disqualified Capital Stock during the Reference Period or subsequent to the Reference Period and on or prior to the Transaction Date (and the application of the proceeds therefrom to the extent used to refinance or retire other Indebtedness) shall be assumed to have occurred on the first day of such Reference Period, and (iv) the Consolidated Fixed Charges of such person attributable to interest on any Indebtedness or dividends on any Disqualified Capital Stock bearing a floating interest (or dividend) rate shall be computed on a pro forma basis as if the average rate in effect from the beginning of the Reference Period to the Transaction Date had been the applicable rate for the entire period, unless such person or any of its Subsidiaries is a party to an Interest Swap and Hedging Obligation (which shall remain in effect for the 12-month period immediately following the Transaction Date) that has the effect of fixing the interest rate on the date of computation, in which case such rate (whether higher or lower) shall be used.

     "Consolidated EBITDA" means, with respect to any person, for any period, the Consolidated Net Income of such person for such period adjusted to add thereto (to the extent deducted from net revenues in determining Consolidated Net Income), without duplication, the sum of (i) consolidated income tax expense, (ii) consolidated depreciation and amortization expense (including any non-cash charges related to impairment of goodwill, other intangible assets and film assets, but excluding pre-paid cash expenses that were paid in a prior period), (iii) other non-recurring non-cash charges of such person and its Subsidiaries reducing Consolidated Net Income for such period and (iv) Consolidated Fixed Charges.

     "Consolidated Fixed Charges" of any person means, without duplication, for any period, as applied to any person, (A) the sum of (a) the aggregate of the interest expense on Indebtedness of such person and its consolidated Subsidiaries for such period, on a consolidated basis, including, without limitation, (i) amortization of debt discount, (ii) the net cost under Interest Swap and Hedging Obligations (including amortization of discounts), (iii) the interest portion of any deferred payment obligation and (iv) accrued interest, plus (b) the interest component of the Capitalized Lease Obligations paid, accrued and/or scheduled to be paid or accrued by such person and its consolidated Subsidiaries during such period minus (B) the cash interest income (exclusive of deferred financing fees) of such person and its consolidated subsidiaries during such period, in each case as determined in accordance with generally accepted accounting principles consistently applied.

     "Consolidated Net Income" means, with respect to any person for any period, the net income (or loss) of such person and its Subsidiaries (determined on a consolidated basis in accordance with generally accepted accounting principles) for such period, adjusted to exclude (only to the extent included in computing such net income (or loss) and without duplication): (a) net gains or losses in respect of dispositions of assets other than in the ordinary course of business,
(b) any gains or losses from currency exchange transactions not in the ordinary course of business consistent with past practice, (c) any gains (but not losses) attributable to any extraordinary items not covered by clause (a) of this definition, (d) the net income, if positive, of any person, other than a Subsidiary, in which such person or any of its Subsidiaries has an interest, except to the extent of the amount of any dividends or distributions actually paid in cash or Cash Equivalents to such person or a Subsidiary of such person during such period, but in any case not in excess of such person's pro rata share of such person's net income for such period, (e) the net income or loss of any person acquired in a pooling of interests transaction for any period prior to the date of such acquisition, (f) the net income, if positive, of any of such person's Subsidiaries to the extent that the declaration or payment of dividends or similar distributions is not at the time permitted by operation of the terms of its charter or bylaws or any other agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary,
(g) the cumulative effects of accounting changes, (h) deductions resulting from the amortization of purchase accounting adjustments (i) any write-offs or write-downs of investments in film assets existing on the Issue Date and of assets comprising the Company's or its Subsidiaries' motion simulation and attractions business and (j), for purposes of Section 1009, any expense attributable to warrants, options or rights to purchase Qualified Capital Stock issued in consideration for goods or services provided to the Company or its Subsidiaries.

     "Corporate Trust Office" means the office of the affiliate of the Trustee in The City of New York, New York at which at any particular time its corporate trust business may be administered.

     "Credit Agreement" means any credit agreement in existence on or entered into after the Issue Date, by and among the Company, certain of its Subsidiaries, certain financial institutions, providing for term loan facilities and/or revolving credit facilities, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, as such credit agreement and/or related documents may be amended, restated, supplemented, renewed, replaced or otherwise modified from time to time whether or not with the same agent, trustee, representative lenders or holders, and, subject to the proviso to the next succeeding sentence, irrespective of any changes in the terms and conditions thereof. Without limiting the generality of the foregoing, the term "Credit Agreement" shall include agreements in respect of Interest Swap and Hedging Obligations with lenders (or Affiliates thereof) party to the Credit Agreement and shall also include any amendment, amendment and restatement, renewal, extension, restructuring, supplement or modification to any Credit Agreement and all refundings, refinancings and replacements of any Credit Agreement, including any credit agreement:

             (1) extending the maturity of any Indebtedness incurred thereunder or contemplated thereby,

             (2) adding or deleting borrowers or guarantors thereunder, so long as borrowers and issuers include one or more of the Company and its Subsidiaries and their respective successors and assigns,

             (3) increasing the amount of Indebtedness incurred thereunder or available to be borrowed thereunder; provided, that on the date such Indebtedness is incurred it would not be prohibited by Section 1008 hereof, or

             (4) otherwise altering the terms and conditions thereof in a manner not prohibited by the terms of the Indenture.

     "Default" means any event, occurrence or condition that is or with the passage of time or the giving of notice or both would be an Event of Default.

     "Defaulted Interest" has the meaning specified in Section 307.

     "defeasance" has the meaning specified in 1202.

     "Definitive Securities" means one or more certificated Securities registered in the name of the Holder thereof and issued in accordance with
Section 305 hereof, substantially in the form of Exhibit A hereto except that such Security shall not include the information called for by footnotes 1 and 3 thereof.

     "Depositary" means The Depository Trust Company or, if The Depository Trust Company shall cease to be a clearing agency registered under the Exchange Act, any other clearing agency registered under the Exchange Act that is designated as the successor Depositary in a Company Order delivered to the Trustee.

     "Disqualified Capital Stock" means (a) except as set forth in clause (b) of this definition, with respect to any person, any Equity Interest of such person that, by its terms or by the terms of any security into which it is convertible, exercisable or exchangeable, is, or upon the happening of an event or the passage of time would be, required to be redeemed or repurchased (including at the option of the holder thereof) by such person or any of its Subsidiaries, in whole or in part, on or prior to the Stated Maturity of the Securities and (b) with respect to any Subsidiary of such person (including with respect to any Subsidiary of the Company), any Equity Interest other than any common equity with no preference, privileges, or redemption or repayment provisions; provided that any Equity Interest that would not constitute Disqualified Capital Stock but for provisions thereof giving holders thereof the right to require such person to repurchase or redeem such Equity Interest upon the occurrence of an "asset sale" or "change of control" occurring prior to the Stated Maturity of the Securities shall not constitute Disqualified Capital Stock if the "asset sale" or "change of control" provisions applicable to such Equity Interest are no more favorable to the holders of such Equity Interest than the provisions contained in Section 1013 and Section 1015 and such Equity Interest specifically provides that (i) such person will not repurchase or redeem any such Equity Interest pursuant to such provision prior to the Company's repurchase of such Securities as are required to be repurchased pursuant to Section 1013 and
Section 1015 and (ii) in the case of an Asset Sale Offer, such repurchase or redemption shall not exceed such Excess Proceeds, less the principal amount of Securities tendered in such Asset Sale Offer.

     "Distribution Compliance Period" means the 40-day restricted period as defined in Regulation S.

     "Dollars", "US$" and "$" means such coins or currency of the United States of America which is legal tender for payment of public and private debts and "Canadian Dollars" and "C$" means such coins or currency of Canada which is legal tender for payment of public and private debts.

     "Duration" means, with respect to any given financial instrument, (i) the weighted average of the time to payment of each payment required to be made on a date certain with respect to such financial instrument, the weights being the present value of each such payment (calculated at the financial instrument's yield as of the date of acquisition by the Company or any Subsidiary) as a percentage of the total present value all such payments (calculated at the financial instrument's yield as of the date of acquisition by the Company or any Subsidiary) divided by (ii) one plus the yield (as of the date of acquisition by the Company or any Subsidiary) of such financial instrument.

     "Equity Interest" of any person means Capital Stock of such person and all warrants, options or other rights to acquire Capital Stock of such person (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock (and which is not otherwise Capital Stock)).

     "Euroclear" means Euroclear Bank, S.A/N.V., as operator of the Euroclear System, or any successor securities clearing agency.

     "Event of Default" has the meaning specified in Section 501.

     "Event of Loss" means, with respect to any property or asset, any (i) loss, destruction or damage of such property or asset or (ii) any condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such property or asset, or confiscation or requisition of the use of such property or asset.

     "Excess Proceeds" has the meaning specified in Section 1013.

     "Exchange Act" refers to the Securities Exchange Act of 1934 as it may be amended and any successor act thereto.

     "Exchange Offer" means an offer that may be made by the Company and the Guarantors pursuant to the Registration Rights Agreement to exchange the Series B Securities for the Series A Securities.

     "Exchange Offer Registration Statement" shall have the meaning set forth in the Registration Rights Agreement.

     "Exchange Securities" means the Series B Securities, issued pursuant to an Exchange Offer and identical in all material respects to, and evidencing the same indebtedness as that evidenced by, the Series A Securities (including with respect to the Guarantees), except (i) that such securities shall have been registered pursuant to an effective registration statement under the Securities Act, (ii) that such securities shall not contain a restrictive legend thereon,
(iii) that such securities shall not contain provisions relating to the accrual or payment of Special Interest and (iv) Interest on each Exchange Security shall accrue from the last Interest Payment Date on which Interest was paid on the Securities surrendered in exchange therefor or, if no Interest has been paid on the Securities, from the date of original issue of the Securities.

     "Excluded Holder" has the meaning specified in Section 1016.

     "Excluded Person" means Messrs. Bradley J. Wechsler and Richard L. Gelfond, or their Related Parties.

     "Exempted Affiliate Transaction" means (a) reasonable fees and compensation paid and indemnity provided pursuant to (including issuances of securities or other payments, awards or grants in cash, securities or otherwise) customary employee compensation arrangements (including, without limitation, stock option and stock ownership plans) approved by a majority of independent (as to such transactions) members of the Board of Directors of the Company, (b) Restricted Payments permitted to be made under the Indenture, (c) transactions solely between the Company and any of its Subsidiaries or solely among Subsidiaries of the Company, (d) the payment of reasonable and customary fees to and the provision of indemnity on behalf of directors of the Company who are not employees of the Company, (e) payments pursuant to any agreement in effect as of the Issue Date or any amendment thereto or any transaction contemplated thereby (including pursuant to any amendment thereto) in any replacement agreement thereto so long as any such amendment or replacement agreement is not more disadvantageous to the Company or its Subsidiaries, as the case may be, than the original agreement as in effect on the Issue Date, (f) loans advanced to employees and officers of the Company and its Subsidiaries not in excess of $1,000,000 at any time outstanding, and (g) sales or other transfers of Qualified Capital Stock.

     "First Currency" has the meaning specified in Section 116.

     "Foreign Subsidiary" means any Subsidiary of the Company that is not a North American Subsidiary.

     "Fully Traded Common Stock" means common stock issued by any corporation if
(A) such common stock is listed on either The New York Stock Exchange, The American Stock Exchange, The Toronto Stock Exchange, or is included for trading privileges in the Nasdaq National Market; and (B) such common stock does not constitute more than 15% of the issued and outstanding common stock of such corporation held by Persons other than 10% holders of such common stock and Affiliates and insiders of such corporation.

     "generally accepted accounting principles" means, as at any date of determination, generally accepted accounting principles in the United States and which are applicable as of the date of determination.

     "Global Security" means a Security that evidences all or part of the Securities and bears the legend set forth in Section 205.

     "Guarantee" means, as to any person, a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness of another person. When used with respect to the Securities, a "Guarantee" means a guarantee by the Guarantors of all or any part of the Securities, in accordance with Article XIII hereof.

     "Guarantee Obligations" has the meaning specified in Section 1301.

     "Guarantors" means:

     (1) each direct or indirect North American Subsidiary of the Company on the date of this Indenture; and

     (2) any other Subsidiary;

     that executes a Guarantee in accordance with the provisions of this Indenture and their respective successors and assigns until released from their obligations under their Guarantees and the Indenture in accordance with the terms of this Indenture.

     "Holder" means a Person in whose name a Security is registered in the Security Register.

     "incur" shall mean to issue, assume, guaranty, incur, become directly or indirectly liable with respect to (including as a result of an Acquisition), or otherwise become responsible for, contingently or otherwise, any Indebtedness (and, as appropriate, an "incurrence" shall have a correlative meaning). Notwithstanding the foregoing, the accretion or amortization of original issue discount and any accruals of interest on any Indebtedness shall not be deemed an incurrence of Indebtedness.

     "Indebtedness" of any person means, without duplication, (a) all liabilities and obligations, contingent or otherwise, of such person, to the extent such liabilities and obligations would appear as a liability upon the consolidated balance sheet of such person in accordance with generally accepted accounting principles, (i) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such person or only to a portion thereof), (ii) evidenced by bonds, notes, debentures or similar instruments, (iii) representing the balance deferred and unpaid of the purchase price of any property or services, except those incurred in the ordinary course of its business that would constitute ordinarily a trade payable or account payable to trade creditors that are not more than 120 days past their original due date or which are being contested in good faith by appropriate proceeding,
(iv) evidenced by bankers' acceptances or similar instruments issued or accepted by banks, (v) relating to any Capitalized Lease Obligation, or (vi) evidenced by a letter of credit or a reimbursement obligation of such person with respect to any letter of credit; (b) all net obligations of such person under Interest Swap and Hedging Obligations; (c) all liabilities and obligations of others of the kind described in the preceding clause (a) or (b) that such person has guaranteed or that is otherwise its legal liability or which are secured by any assets or property of such person; (d) any and all deferrals, renewals, extensions, refinancing and refundings (whether direct or indirect) of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (a), (b) or (c), or this clause (d), whether or not between or among the same parties; and (e) all Disqualified Capital Stock of such person (measured at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends). For purposes hereof, the "maximum fixed repurchase price" of any Disqualified Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the fair market value of such Disqualified Capital Stock, such fair market value to be determined in good faith by the board of directors of the issuer (or managing general partner of the issuer) of such Disqualified Capital Stock. Indebtedness shall not include any (1) obligation of any person arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn against insufficient funds in the ordinary course of business, provided that such obligations are extinguished within five business days, or (2) liability for federal, provincial, state, local or other taxes except to the extent otherwise included in the definition of "Indebtedness." Guarantees of (or obligations with respect to letters of credit supporting) Indebtedness otherwise included in the determination of the aggregate amount of Indebtedness incurred shall not also be included in such determination.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

     "Indirect Participant" means an entity that, with respect to The Depository Trust Company, clears through or maintains a direct or indirect, custodial relationship with a Participant.

     "Initial Purchasers" means Credit Suisse First Boston LLC, Jefferies & Company, Inc., Wachovia Capital Markets, LLC and U.S. Bancorp Piper Jaffray Inc.

     "Institutional Accredited Investor" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, who is not a QIB.

     "Interest Payment Date" means June 1 and December 1 of each year to the Stated Maturity.

     "Interest Swap and Hedging Obligation" means any obligation of any person pursuant to any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate exchange agreement, currency exchange agreement or any other agreement or arrangement designed to protect against fluctuations in interest rates or currency values, including, without limitation, any arrangement whereby, directly or indirectly, such person is entitled to receive from time to time periodic payments calculated by applying either a fixed or floating rate of interest on a stated notional amount in exchange for periodic payments made by such person calculated by applying a fixed or floating rate of interest on the same notional amount.

     "Investment" by any person in any other person means (without duplication)
(a) the acquisition (whether by purchase, merger, consolidation or otherwise) by such person (whether for cash, property, services, securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities, including any options or warrants, of such other person; (b) the making by such person of any deposit with, or advance, loan or other extension of credit to, such other person (including the purchase of property from another person subject to an understanding or agreement, contingent or otherwise, to resell such property to such other person) or any commitment to make any such advance, loan or extension (but excluding accounts receivable or deposits arising in the ordinary course of business); (c) other than guarantees of Indebtedness of the Company or any Guarantor to the extent permitted by Section 1008, the entering into by such person of any guarantee of, or other credit support or contingent obligation with respect to, Indebtedness or other liability of such other person; and (d) the making of any capital contribution by such person to such other person. Any property transferred to an Unrestricted Subsidiary from the Company or a Subsidiary shall be deemed an Investment valued at its fair market value at the time of such transfer, provided, however, if in any such case such fair market value exceeds $1,000,000, such determination of fair market value shall be certified in an Officers' Certificate.

     "Issue Date" means the date of first issuance of the Securities under this Indenture.

     "Judgment Currency" has the meaning specified in Section 115.

     "Lien" means any mortgage, charge, pledge, lien (statutory or otherwise), privilege, security interest, hypothecation or other encumbrance upon or with respect to any property of any kind, real or personal, movable or immovable, now owned or hereafter acquired.

     "Net Cash Proceeds" means the aggregate amount of cash or Cash Equivalents received by the Company in the case of a sale of Qualified Capital Stock and by the Company and its Subsidiaries in respect of an Asset Sale or Event of Loss plus, in the case of an issuance of Qualified Capital Stock upon any exercise, exchange or conversion of securities (including options, warrants, rights and convertible or exchangeable debt) of the Company that were issued for cash on or after the Issue Date, the amount of cash originally received by the Company upon the issuance of such securities (including options, warrants, rights and convertible or exchangeable debt) less, in each case, the sum of all payments, fees, commissions and expenses (including, without limitation, the fees and expenses of legal counsel and investment banking fees and expenses) incurred in connection with such Asset Sale, Event of Loss or sale of Qualified Capital Stock, and, in the case of an Asset Sale only, less the amount (estimated reasonably and in good faith by the Company) of income, franchise, sales and other applicable taxes required to be paid by the Company or any of its respective Subsidiaries in connection with such Asset Sale and amounts required to be applied to the repayment of Indebtedness secured by a Lien on the asset or assets that were the subject of such Asset Sale and amounts deemed, in good faith, appropriate by the Board of Directors of the Company to be provided as a reserve, in accordance with generally accepted accounting principles, against any liabilities associated with such assets that are the subject of such Asset Sale.

     "Non-U.S. Person" means any Person other than a U.S. Person.

     "North American Subsidiary" means any Subsidiary of the Company, as defined in clauses (i) and (ii) only of the definition of Subsidiary, that was formed under the laws of the United States or any state of the United States or the District of Columbia or under the laws of Canada or any province or territory thereof, excluding Big Frame Theatre Limited Partnership so long as that entity is not a Subsidiary as defined in clause (i) of the definition of Subsidiary.

     "Notes Custodian" means the Trustee, as custodian with respect to the Securities in global form, or any successor entity thereto.

     "Offer to Purchase" means an Asset Sale Offer pursuant to Section 1013 and/or a Change of Control Offer pursuant to Section 1015, as applicable.

     "Offering Circular" means the final offering circular, dated November 19, 2003, relating to the offer and sale of the Series A Securities.

     "Officers' Certificate" means a certificate signed on behalf of the Company or any Guarantor by two officers of the Company or such Guarantor, one of whom must a principal executive officer, a principal financial officer, a treasurer or a principal accounting officer of the Company or such Guarantor, that meets the requirements of Section 102 hereof, and delivered to the Trustee.

     "Operating Expense or Cost Reduction" means with respect to the calculation of a Consolidated Coverage Ratio, an operating expense or cost reduction with respect to an Acquisition, which, in the good faith estimate of management, will be realized as a result of such Acquisition, provided that the foregoing eliminations of operating expenses and realizations of cost reductions shall be of the types permitted to be given effect to in accordance with Article 11 of Regulation S-X under the Exchange Act as in effect on the Issue Date.

     "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company, and who shall be acceptable to the Trustee.

     "Other Currency" has the meaning specified in Section 116.

     "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

             (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

             (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

             (iii) Securities, except to the extent provided in Sections 1202 and 1203, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article XII; and

             (iv) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a protected purchaser (as defined in Article 8 of the Uniform Commercial Code) in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

     "Participant" means, with respect to the Depositary, Euroclear or, Clearstream, a Person who has an account with the Depositary, Euroclear or Clearstream respectively (and, with respect to The Depository Trust Company, shall include Euroclear and Clearstream).

     "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

     "Permitted Indebtedness" means any of the following:

             (a) Indebtedness of the Company and the Guarantors evidenced by the Securities and related Guarantees and represented by this Indenture, issued on the Issue Date;

             (b) Indebtedness of the Company and its Subsidiaries (including pursuant to a Credit Agreement and including any Indebtedness issued to refinance, refund or replace such Indebtedness) provided that the aggregate principal amount of such Indebtedness outstanding at any time does not exceed the greater of (a) $30,000,000 minus the amount of any such Indebtedness retired with Net Cash Proceeds from any Asset Sale or assumed by a transferee in an Asset Sale and (b) 15% of Total Assets of the Company;

             (c) Refinancing Indebtedness with respect to (i) any Indebtedness described in clause (a) of this definition, (ii) incurred under the Debt Incurrence Ratio test of Section 1008, (iii) incurred under this clause (c) or (iv) which is outstanding on the Issue Date so long as such Refinancing Indebtedness, if secured, is secured only by the assets that secured the Indebtedness so refinanced;

             (d) Interest Swap and Hedging Obligations of the Company and its Subsidiaries that are incurred for the purpose of fixing or hedging interest rate or currency risk of the Company and its Subsidiaries and not incurred for the purpose of speculation;

             (e) Indebtedness of the Company and its Subsidiaries solely in respect of performance, surety or appeal bonds (to the extent that such incurrence does not result in the incurrence of any obligation to repay any obligation relating to borrowed money of others), and letters of credit and letters of guarantee, all incurred in the ordinary course of business in accordance with customary industry practices, in amounts and for the purposes customary in the Company's industry;

             (f) Indebtedness of the Company to any Wholly Owned Subsidiary, and Indebtedness of a Subsidiary to any other Wholly Owned Subsidiary or to the Company; provided that, in the case of Indebtedness of the Company, such obligations shall be unsecured and subordinated in all respects to the Company's obligations pursuant to the Securities and the date of any event that causes such Subsidiary or Guarantor to no longer be a Wholly Owned Subsidiary shall be an Incurrence Date;

             (g) Indebtedness of the Company and its Subsidiaries arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or from guarantees or letters of credit, surety bonds or performance bonds securing any obligations of the Company or any Subsidiary pursuant to such agreements, in any case incurred in connection with the disposition of any business, assets or Subsidiary, other than guarantees of Indebtedness incurred by any person acquiring all or any portion of such business, assets or Subsidiary for the purpose of financing such acquisition or, in the case of performance bonds, incurred in connection with the sale or leasing of systems in the ordinary course of business;

             (h) additional Indebtedness of the Company or any Guarantor not to exceed $35,000,000 in aggregate principal amount at any one time outstanding; and

             (i) Indebtedness of the Company and its Subsidiaries existing on the Issue Date not to exceed the amount outstanding on such date.

     "Permitted Investment" means (a) Investments in any of the Securities; (b) Investments in Cash Equivalents; (c) Investments in intercompany notes to the extent permitted to be incurred under clause (f) of the definition of "Permitted Indebtedness"; (d) any Investment in a Subsidiary of the Company, any Investment in the Company so long as the Company receives the proceeds of such Investment, or any Investment in a person in a Related Business, which, after such Investment, becomes a Subsidiary of the Company; (e) loans or advances to employees of the Company or a Subsidiary made in the ordinary course of business, (f) stock obligations or securities received in settlement of debts created in the ordinary course of business and owing to the Company or any Subsidiary or in satisfaction of judgments, (g) Investments received in connection with an Asset Sale in accordance with Section 1013, (h) Investments of the Company or any Subsidiary in effect on the Issue Date, (i) Investments in securities of trade creditors or customers received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers, (j) Investments the payment for which consists exclusively of Qualified Capital Stock of the Company, (k) other Investments in any Person or Persons, provided, that after giving pro forma effect to each such Investment, the aggregate amount of all such Investments made on and after the Issue Date pursuant to this clause (k) that are outstanding (after giving effect to any such Investments that are returned to the Company or the Subsidiary that made such prior Investment, without restriction, in cash or consideration similar to the consideration originally used to make such Investment on or prior to the date of any such calculation, but only up to the amount of the Investment made under this clause (k) in such Person) at any time does not in the aggregate exceed $25,000,000 (measured by the value attributed to the Investment at the time made), and (l) Investments in Permitted Joint Ventures pursuant to this clause (l), provided that either (1)(i) the Company or its Subsidiaries have the ability to liquidate their Investment in such Permitted Joint Venture, without penalty to the Company or its Subsidiaries, within three years of giving notice of their intention to do so, (ii) in the good faith opinion of an executive officer of the Company, each of the other holders of Equity Interests in the Permitted Joint Venture is contributing consideration to the Permitted Joint Venture in relation to such holder's economic interest in the Permitted Joint Venture which is at least equal to the consideration being contributed to the Permitted Joint Venture by the Company or a Subsidiary in relation to its economic interest in the Permitted Joint Venture (provided, that in making his or her determination pursuant to this clause (ii), such executive officer may take into account better than normal profits which may be derived from the Company's other businesses as a result of such Investment), and (iii) the Consolidated Coverage Ratio of the Company for the Reference Period immediately preceding the date of such Investment, after giving effect on a pro forma basis to such Investment, would be at least 2.0 to 1 or (2) the Consolidated Coverage Ratio of the Company for the Reference Period immediately preceding the date of such Investment, after giving effect on a pro forma basis to such Investment, would be at least 3.0 to 1.

     "Permitted Joint Venture" means any joint venture arrangement (which may be structured as an unincorporated joint venture, corporation, partnership, association or limited liability company) (i) in which the Company and its Subsidiaries own at least 20% but less than 50% of the ownership interest thereof and (ii) which engages only in a Related Business.

     "Permitted Lien" means (a) Liens created in connection with the incurrence of Indebtedness permitted by clause (b) of the definition "Permitted Indebtedness"; (b) Liens existing on the Issue Date; (c) Liens imposed by governmental authorities for taxes, assessments or other charges not yet subject to penalty or which are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the Company in accordance with generally accepted accounting principles; (d) statutory Liens of carriers, warehousemen, mechanics, materialmen, landlords, repairmen or other like Liens arising by operation of law in the ordinary course of business provided that (i) the underlying obligations are not overdue for a period of more than 30 days, or (ii) such Liens are being contested in good faith and by appropriate proceedings and adequate reserves with respect thereto are maintained on the books of the Company in accordance with generally accepted accounting principles; (e) Liens securing the performance of bids, trade contracts (other than borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;
(f) easements, rights-of-way, zoning, similar restrictions and other similar encumbrances or title defects which, singly or in the aggregate, do not in any case materially detract from the value of the property subject thereto (as such property is used by the Company or any of its Subsidiaries) or interfere with the ordinary conduct of the business of the Company or any of its Subsidiaries; (g) Liens arising by operation of law in connection with judgments, only to the extent, for an amount and for a period not resulting in an Event of Default with respect thereto; (h) pledges or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security legislation; (i) Liens securing the Securities; (j) Liens securing Indebtedness of a person existing at the time such person becomes a Subsidiary or is merged with or into the Company or a Subsidiary or Liens securing Indebtedness incurred in connection with an Acquisition, provided that such Liens were in existence prior to the date of such acquisition, merger or consolidation, were not incurred in anticipation thereof, and do not extend to any assets other than those acquired; (k) leases or subleases granted to other persons in the ordinary course of business not materially interfering with the conduct of the business of the Company or any of its Subsidiaries or materially detracting from the value of the relative assets of the Company or any Subsidiary; (l) Liens arising from precautionary Uniform Commercial Code financing statement or similar filings regarding operating leases entered into by the Company or any of its Subsidiaries in the ordinary course of business; (m) Liens securing Refinancing Indebtedness incurred to refinance any Indebtedness that was previously so secured in a manner no more adverse to the Holders of the Securities than the terms of the Liens securing such refinanced Indebtedness provided that the Indebtedness secured is not increased and the Lien is not extended to any additional assets or property, (n) Liens in favor of the Company or any Subsidiary, (o) Liens securing obligations under Interest Swap and Hedging Obligations permitted to be incurred under this Indenture, (p) Liens created or deposits made to secure the performance of tenders, bids, leases, statutory obligations, government contracts, performance bonds and other obligations of a like nature incurred in the ordinary course of business, (q) Liens in favor of customs and revenue authorities, arising as a matter of law to secure payment of customs duties in connection with the importation of goods, and (r) Liens in connection with securitizations of accounts receivable under long term system leases.

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Private Placement Legend" means the legend set forth in Section 305 hereof to be placed on all Securities issued under this Indenture except where specifically stated otherwise by the provisions of this Indenture.

     "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

     "Qualified Capital Stock" means any Capital Stock of the Company that is not Disqualified Capital Stock.

     "Qualified Equity Offering" means any offering of Qualified Capital Stock of the Company for cash of which the gross proceeds to the Company are at least $30,000,000.

     "Qualified Exchange" means any legal defeasance, redemption, retirement, repurchase or other acquisition of Capital Stock or Indebtedness of the Company with the Net Cash Proceeds received by the Company from the substantially concurrent sale (other than from or to a Subsidiary or from or to an employee stock ownership plan financed by loans from the Company or a Subsidiary of the Company) of Qualified Capital Stock or any exchange of Qualified Capital Stock for any Capital Stock or Indebtedness of the Company.

     "rate(s) of exchange" has the meaning specified in Section 115.

     "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Reference Period" with regard to any person means the most recently ended four full fiscal quarters, for which financial statements are available immediately preceding any date upon which any determination is to be made pursuant to the terms of the Securities or this Indenture.

     "Refinancing Indebtedness" means Indebtedness or Disqualified Capital Stock
(a) issued in exchange for, or the proceeds from the issuance and sale of which are used substantially concurrently to repay, redeem, defease, refund, refinance, discharge or otherwise retire for value, in whole or in part, or (b) constituting an amendment, modification or supplement to, or a deferral or renewal ((a) and (b) above are, collectively, a "Refinancing") of any Indebtedness or Disqualified Capital Stock in a principal amount or, in the case of Disqualified Capital Stock, liquidation preference, not to exceed (after deduction of reasonable and customary fees and expenses incurred in connection with the Refinancing) the (A) lesser of (i) the principal amount or, in the case of Disqualified Capital Stock, liquidation preference, of the Indebtedness or Disqualified Capital Stock so Refinanced and (ii) if such Indebtedness being Refinanced was issued with an original issue discount, the accreted value thereof (as determined in accordance with generally accepted accounting principles) at the time of such Refinancing, plus (B) the amount of any premium required to be paid in connection with such Refinancing pursuant to the terms of the Indebtedness being so refinanced or the amount of any premium reasonably determined by the Company as necessary to accomplish such Refinancing by means of a tender offer or privately negotiated repurchase and plus (C) the expenses of the Company or the Subsidiary, as the case may be, incurred in connection with such Refinancing; provided, that (A) such Refinancing Indebtedness of any Subsidiary of the Company shall only be used to refinance outstanding Indebtedness or Disqualified Capital Stock of such Subsidiary, (B) such Refinancing Indebtedness shall (x) not have an Average Life shorter than the Indebtedness or Disqualified Capital Stock to be so refinanced at the time of such Refinancing and (y) in all respects, be no less subordinated or junior, if applicable, to the rights of Holders of the Securities than was the Indebtedness or Disqualified Capital Stock to be refinanced and (C) such Refinancing Indebtedness shall have a final stated maturity or redemption date, as applicable, no earlier than the final stated maturity or redemption date, as applicable, of the Indebtedness or Disqualified Capital Stock to be so refinanced.

     "Reg S Temporary Global Security" means one or more temporary Global Securities bearing the Private Placement Legend and the Reg S Temporary Global Security Legend, issued in an aggregate amount of denominations equal in total to the outstanding principal amount of the Securities initially sold in reliance on Rule 903 of Regulation S.

     "Reg S Temporary Global Security Legend" means the legend set forth in
Section 305(g)(iii) hereof, which is required to be placed on all Reg S Temporary Global Securities issued under this Indenture.

     "Registration Rights Agreement" means the Registration Rights Agreement, dated as of December 4, 2003, by and among the Company, the Guarantors and the Initial Purchasers.

     "Regular Record Date" for the interest payable on any Interest Payment Date means the November 15 or May 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

     "Related Business" means the business conducted (or proposed to be conducted) by the Company and its Subsidiaries as of the Issue Date and any and all businesses that in the good faith judgment of the Board of Directors of the Company are related, similar or ancillary businesses.

     "Related Party" means: (1) the spouse or an immediate family member, estate or heir of Bradley J. Wechsler or Richard L. Gelfond; or (2) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially holding an 80% or more controlling interest of which consist of Bradley J. Wechsler, Richard L. Gelfond and/or such other Persons referred to in the immediately preceding clause (1).

     "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Restricted Definitive Security" means one or more Definitive Securities bearing the Private Placement Legend, issued under this Indenture.

     "Restricted Global Security" means one or more Global Securities bearing the Private Placement Legend, issued under this Indenture; provided, that in no case shall an Exchange Security issued in accordance with this Indenture and the terms of the Registration Rights Agreement be a Restricted Global Security.

     "Restricted Payment" means, with respect to any person, (a) the declaration or payment of any dividend or other distribution in respect of Equity Interests of such person or any parent or Subsidiary of such person, (b) any payment on account of the purchase, redemption or other acquisition or retirement for value of Equity Interests of such person or any Subsidiary or direct or indirect parent of such person (other than any such Equity Interests owned by such person or any Subsidiary), (c) other than with the proceeds from the substantially concurrent sale of, or in exchange for, Refinancing Indebtedness, any purchase, redemption, or other acquisition or retirement for value of, any payment in respect of any amendment of the terms of or any defeasance of, any Subordinated Indebtedness, directly or indirectly, by such person or a parent or Subsidiary of such person prior to the scheduled maturity, any scheduled repayment of principal, or scheduled sinking fund payment, as the case may be, of such Indebtedness and (d) any Investment by such person, other than a Permitted Investment; provided, however, that the term "Restricted Payment" does not include (i) any dividend, distribution or other payment on or with respect to Equity Interests of an issuer to the extent payable solely in shares of Qualified Capital Stock or in options, warrants or other rights to acquire Qualified Capital Stock of such issuer; or (ii) any dividend, distribution or other payment to the Company or any of its Subsidiaries, by the Company or any of its Subsidiaries (or, in the case of payment by any non-Wholly Owned Subsidiary, to any other holder of Equity Interests of such non-Wholly Owned Subsidiary on a pro rata basis). If (x) the Company or a Subsidiary of the Company issues, transfers, conveys, leases or otherwise disposes of any shares of Capital Stock of a Subsidiary of the Company or securities convertible or exchangeable into, or options, warrants, rights or any other interest with respect to, Capital Stock of a Subsidiary of the Company, and as a result of such transaction or as a result of the exercise, conversion or exchange of such securities, options, warrants, rights or other interest such Subsidiary would cease to be a Subsidiary, or (y) the Company or a Subsidiary of the Company issues, transfers, conveys, leases or otherwise disposes of any shares of Capital Stock or ownership interests of a Permitted Joint Venture which complies with the provisions of clauses (l)(1)(i) or (l)(2) of the definition of Permitted Investment or securities convertible or exchangeable into, or options, warrants, rights or any other interest with respect to, Capital Stock or ownership interests of a Permitted Joint Venture, or permits such a Permitted Joint Venture to issue any shares of Capital Stock or ownership interests of such Permitted Joint Venture or securities convertible or exchangeable into, or options, warrants, rights or any other interest with respect to Capital Stock of or ownership interests, in such Permitted Joint Venture, the Company shall be deemed to have made a Restricted Payment in an amount equal to its net investment in such Subsidiary or Permitted Joint Venture unless, after giving effect to such issuance, transfer, conveyance, lease or disposition, the former Subsidiary shall be or the Permitted Joint Venture shall continue to be, a Permitted Joint Venture which complies with the provisions of clauses (l)(1)(i) or (l)(2) of the definition of Permitted Investment.

     "Rule 144" means Rule 144 promulgated under the Securities Act, as it may be amended from time to time, and any successor provision thereto.

     "Rule 144A" means Rule 144A promulgated under the Securities Act, as it may be amended from time to time, and any successor provision thereto.

     "Rule 903" means Rule 903 promulgated under the Securities Act, as it may be amended from time to time, and any successor provision thereto.

     "Rule 904" means Rule 904 promulgated under the Securities Act, as it may be amended from time to time, and any successor provision thereto.

     "Sale and Leaseback Transaction" of any Person means an arrangement with any lender or investor or to which such lender or investor is a party providing for the leasing by such Person of any property or asset of such Person which has been or is being sold or transferred by such Person more than 90 days after the acquisition thereof or the completion of construction or commencement of operation thereof to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset.

     "Securities" means securities designated in the last paragraph of the RECITALS OF THE COMPANY.

     "Securities Act" means the U.S. Securities Act of 1933 and (unless the context otherwise requires) includes the rules and regulations of the Commission promulgated thereunder.

     "Security Registrar" has the meaning specified in Section 305.

     "Shelf Registration Statement" shall have the meaning set forth in the Registration Rights Agreement.

     "Special Interest" means all additional interest, if any, then owing in respect of the Series A Securities pursuant to the Registration Rights Agreement.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity," when used with respect to any Security means December 1, 2010.

     "Subordinated Indebtedness" means Indebtedness of the Company that is subordinated in right of payment to the Securities in any respect.

     "Subsidiary" means, with respect to any person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such person or one or more of the other Subsidiaries of that person (or a combination thereof),
(ii) any partnership (a) the sole general partner or the managing general partner of which is such person or a Subsidiary of such person or (b) the only general partners of which are such person or of one or more Subsidiaries of such person (or any combination thereof) or (iii) any other person not described in clauses (i) and (ii) above in which such person, or one more other Subsidiaries of such person or such person and one or more other Subsidiaries thereof, directly or indirectly, has a 50% ownership and the power, pursuant to a written contract or agreement, to direct the policies and management or the financial and other affairs thereof. Notwithstanding the foregoing, an Unrestricted Subsidiary shall not be a Subsidiary of the Company or of any Subsidiary of the Company.

     "Taxes" has the meaning specified in Section 1016.

     "Total Assets" means, with respect to any person, as of any date, the consolidated total assets of such person less the amount by which the goodwill of such person exceeds 10% of total assets of such person, each as determined in accordance with generally accepted accounting principles.

     "Total Common Equity" of any person means, as of any of determination, the product of (i) the aggregate number of outstanding primary shares of Capital Stock of such person on such day (which shall not include any options or warrants on, or securities convertible or exchangeable into, shares of Capital Stock of such person) and (ii) the average Closing Price of such Capital Stock over the 20 consecutive Trading Days immediately preceding such day. If no such Closing Price exists with respect to shares of any such class, the value of such shares for purposes of clause (ii) of the preceding sentence shall be determined by the Board of Directors of the Company in good faith and evidenced by a resolution of the Board of Directors filed with the Trustee.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905; provided, however, that in the event the U.S. Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the U.S. Trust Indenture Act of 1939 as so amended.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

     "Unrestricted Definitive Security" means one or more Definitive Security that do not bear and are not required to bear the Private Placement Legend, issued under this Indenture.

     "Unrestricted Global Security" means one or more permanent Global Security representing a series of Securities that does not bear and is not required to bear the Private Placement Legend, issued under this Indenture.

     "Unrestricted Subsidiary" means (i) any Subsidiary designated by the Board of Directors of the Company as an Unrestricted Subsidiary and (ii) any Subsidiary of an Unrestricted Subsidiary. An Unrestricted Subsidiary may be designated pursuant to an Officers' Certificate (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary so long as (i) neither the Company nor any Subsidiary (a) provides credit support for, or guarantee of, and Indebtedness of such Subsidiary or any Subsidiary of such Subsidiary, (including any undertaking or agreement in respect of such debt) or (b) is directly or indirectly liable for any Indebtedness of such Subsidiary or any Subsidiary of such Subsidiary, (ii) no default with respect to any Indebtedness of such Subsidiary or any Subsidiary of such Subsidiary would permit (upon notice, lapse of time or otherwise) any holder of any other Indebtedness of the Company of any Subsidiary to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity, (iii) any Investment in such Subsidiary made as a result of designating such Subsidiary an Unrestricted Subsidiary will not violate the provisions of Section 1009, (iv) neither the Company nor any Subsidiary has a contract, agreement, arrangement, understanding or obligation of any kind, whether written or oral, with such Subsidiary other than those that might be obtained at the time from persons who are not Affiliates of the Company, and (v) neither the Company nor any other Subsidiary, has any obligation (a) to subscribe for additional Equity Interests in such Subsidiary, or (b) to maintain or preserve such Subsidiary's financial condition or to cause such Subsidiary to achieve certain levels of operating results. Any such designation by the Board of Directors of the Company shall be evidenced to the Trustee by filing a certified resolution with the Trustee giving effect to such designation. The Board of Directors of the Company may designate any Unrestricted Subsidiary as a Subsidiary if, immediately after giving effect to such designation, there would be no Default or Event of Default under this Indenture and the Company could incur $1.00 of additional Indebtedness pursuant to the Debt Incurrence Ratio test under Section 1008.

     "U.S. Government Obligations" means direct non-callable obligations of the United States of America for the payment of which the full faith and credit of the United States is pledged.

     "U.S. Person" means a U.S. person as defined in Rule 902(o) under the Securities Act.

     "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

     "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (ii) the then outstanding principal amount of such Indebtedness.

     "Wholly Owned Subsidiary" means a Subsidiary all the Equity Interests of which are owned by the Company or one or more wholly owned Subsidiaries of the Company.

     Section 102 Compliance Certificates and Opinions.

     Upon any application or request by the Company or any Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or any Guarantor shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

             (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

             (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

             (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with which, in the case of an Opinion of Counsel, may be limited to reliance on an Officers' Certificate as to matters of fact; and

             (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     Section 103 Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company or Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Any certificate or opinion of an officer of the Company or a Guarantor or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of, or representations by, an accountant or firm of accountants in the employ of the Company or Guarantor, unless such officer or counsel, as the case may be, knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the accounting matters upon which such certificate or opinion may be based are erroneous. Any certificate or opinion of any independent firm of chartered accountants filed with the Trustee shall contain a statement that such firm is independent.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Section 104 Record Date.

     The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in
Section 507(2) or (iv) any direction referred to in Section 512. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date and the proposed action by Holders to be given to the Company in writing and to each Holder of Securities in the manner set forth in Section 106.

     Any request, demand, authorization, direction, notice, consent or waiver of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the first paragraph of this Section 104. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such matter referred to in the foregoing sentence, the record date for any such matter shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable expiration date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable expiration date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in Section 106.

         Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

     Section 105 Notices. Etc., to Trustee and Company.

     Any request, demand, authorization, direction, notice, consent, waiver or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

             (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Office or to it at U.S. Bank National Association, 60 Livingston Avenue, St. Paul, Minnesota 55107-2292, or

             (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company, Attention:
General Counsel, addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

     Section 106 Notice to Holders: Waiver.

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

     Section 107 Conflict with Trust Indenture Act.

     If, and to the extent, any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act included in the Indenture by operation of Sections 310 to 318, inclusive, of the Trust Indenture Act incorporated herein, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

     Section 108 Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 109 Successors and Assigns.

     All covenants and agreements in this Indenture by the Company and Guarantors shall bind its successors and assigns, whether so expressed or not.

     Section 110 Separability Clause.

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 111 Benefits of Indenture.

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     Section 112 Governing Law.

     THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     Section 113 Legal Holidays.

     In any case where any Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or Purchase Date, or at the Stated Maturity of any Security, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Purchase Date or Stated Maturity of any Security, as the case may be.

     Section 114 Consent to Service; Jurisdiction.

     The Company and the Trustee agree that any legal suit, action or proceeding arising out of or relating to this Indenture, and the Company agrees that any legal suit, action or proceeding arising out of or relating to the Securities, may be instituted in any federal or state court in the Borough of Manhattan, The City of New York, waives any objection which it may now or hereafter have to the laying of the venue of any such legal suit, action or proceeding, waives any immunity from jurisdiction or to service of process in respect of any such suit, action or proceeding, and irrevocably submits to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding. The Company further submits to the non-exclusive jurisdiction of the courts of its own corporate domicile in any legal suit, action or proceeding arising out of or relating to this Indenture or the Securities. The Company hereby designates and appoints Imax U.S.A. Inc., 110 E. 59th Street, Suite 2100, New York, New York 10022 as its authorized agent upon which process may be served in any legal suit, action or proceeding arising out of or relating to this Indenture or the Securities which may be instituted in any federal or state court in the Borough of Manhattan, The City of New York, New York, and agrees that service of process upon such agent, and written notice of said service to the Company by the Person serving the same, shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding and further designates its domicile, the domicile of Imax U.S.A. Inc. specified above and any domicile Imax U.S.A. Inc. may have in the future as its domicile to receive any notice hereunder (including service of process). If for any reason Imax U.S.A. Inc. (or any successor agent for this purpose) shall cease to act as agent for service of process as provided above, the Company will promptly appoint a successor agent for this purpose reasonably acceptable to the Trustee. The Company agrees to take any and all actions as may be necessary to maintain such designation and appointment of such agent in full force and effect.

     Section 115 Conversion of Currency.

     The Company covenants and agrees that the following provisions shall apply to conversion of currency in the case of the Securities and this Indenture.

             (a) (i) If for the purpose of obtaining judgment in, or enforcing the judgment of, any court in any country, it becomes necessary to convert into any other currency (the "judgment currency") an amount due in Dollars, then the conversion shall be made at the rate of exchange prevailing on the Business Day before the day on which the judgment is given or the order of enforcement is made, as the case may be (unless a court shall otherwise determine).

                 (ii) If there is a change in the rate of exchange prevailing between the Business Day before the day on which the judgment is given or an order of enforcement is made, as the case may be (or such other date as a court shall determine), and the date of receipt of the amount due, the Company will pay such additional (or, as the case may be, such lesser) amount, if any, as may be necessary so that the amount paid in the judgment currency when converted at the rate of exchange prevailing on the date of receipt will produce the amount in Dollars originally due.

             (b) In the event of the winding-up of the Company at any time while any amount or damages owing under the Securities and this Indenture, or any judgment or order rendered in respect thereof, shall remain outstanding, the Company shall indemnify and hold the Holders and the Trustee harmless against any deficiency arising or resulting from any variation in rates of exchange between (1) the date as of which the equivalent of the amount in Dollars due or contingently due under the Securities and this Indenture (other than under this Subsection (b)) is calculated for the purposes of such winding-up and (2) the final date for the filing of proof of claim in such winding-up. For the purpose of this Subsection (b), the final date for the filing of proofs of claim in the winding-up of the Company shall be the date fixed by the liquidator or otherwise in accordance with the relevant provisions of applicable law as being the latest practicable date as at which liabilities of the Company may be ascertained for such winding-up prior to payment by the liquidator or otherwise in respect thereto.

             (c) The obligations contained in Subsections (a)(ii) and (b) of this Section 115 shall constitute separate and independent obligations of the Company from its other obligations under the Securities and this Indenture, shall give rise to separate and independent causes of action against the Company, shall apply irrespective of any waiver or extension granted by any Holder or the Trustee or any of them from time to time and shall continue in full force and effect notwithstanding any judgment or order or the filing of any proof of claim in the winding-up of the Company for a liquidated sum in respect of amounts due hereunder (other than under Subsection (b) above) or under any such judgment or order. Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by the Holders and no proof or evidence of any actual loss shall be required by the Company or the liquidator or otherwise or any of them. In the case of Subsection (b) above, the amount of such deficiency shall not be deemed to be increased or reduced, as the case may be, by any variation in rates of exchange occurring between the said final date and the date of any liquidating distribution.

             (d) The term "rate(s) of exchange" shall mean the noon spot rate of exchange for Canadian interbank transactions applied in converting any other currency into Dollars published by the Bank of Canada for the date of determination, and includes any premiums and costs of exchange payable.

     Section 116 Currency Equivalent.

     Except as provided in Section 115, for purposes of the construction of the terms of this Indenture or of the Securities, in the event that any amount is stated herein in the currency of one nation (the "First Currency"), as of any date such amount shall also be deemed to represent the amount in the currency of any other relevant nation (the "Other Currency") which is required to purchase such amount in the First Currency at the noon spot rate of exchange for Canadian interbank transactions applied in converting the Other Currency into the First Currency published by the Bank of Canada for the date of determination.

     Section 117 Shareholders, Officers and Directors Exemption from Individual Liability.

                  No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security or Guarantee, or because of any indebtedness evidenced thereby, shall be had against any past, present or future shareholder, partner, manager, officer or director, as such, of the Company or of any successor or of a Guarantor, either directly or through the Company or any successor or a Guarantor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities and the Guarantees by the Holders thereof and as part of the consideration for the issue of the Securities and the Guarantees.

                                   ARTICLE II

                                 Security Forms

     Section 201 Forms Generally.

     (a) Securities and the Trustee's certificates of authentication shall be substantially in the forms set forth in Exhibit A, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

     (b) Securities issued in global form shall be substantially in the form of Exhibit A attached hereto (including the Global Security Legend thereon and the "Schedule of Exchanges of Interests in the Global

Security" attached thereto). Securities issued in definitive form shall be substantially in the form of Exhibit A attached hereto (but without the Global Security Legend thereon and without the "Schedule of Exchanges of Interests in the Global Security" attached thereto). Each Global Security shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Securities from time to time endorsed thereon and that the aggregate principal amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Securities represented thereby shall be made by the Trustee or the Notes Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 305 hereof.

     (c) The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Clearstream Banking Luxembourg" and "Customer Handbook" of Clearstream in effect at the relevant time shall be applicable to transfers of beneficial interests in the Regulation S Global Securities that are held by Participants through Euroclear or Clearstream.


                                  ARTICLE III

                                 The Securities

     Section 301 Title and Terms.

     The aggregate principal amount of Securities and Additional Securities which may be authenticated and delivered under this Indenture will be unlimited in aggregate principal amount. The Securities shall be known and designated as the "9 5/8% Senior Notes due 2010" of the Company. Their stated maturity shall be December 1, 2010 and they shall bear interest at the rate of 9 5/8% per annum, from December 4, 2003 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on each Interest Payment Date, commencing June 1, 2004, until the principal thereof is paid or made available for payment.

     The principal of, and premium, if any, and interest on the Securities shall be payable at the office or agency of the Company in The City of New York, New York maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer of immediately available funds pursuant to wire transfer instructions provided by a Holder to the Company or the Paying Agent.

     The Securities shall be subject to repurchase by the Company pursuant to an Offer to Purchase as provided in Section 1013 or 1015.

     Additional Securities ranking pari passu with the Securities issued the date hereof may be created and issued from time to time subject to Section 1008 by the Company without notice or consent to the Holders and shall be consolidated with and form a single series with the Securities initially issued and shall vote together as one series on all matters with respect to the Securities and shall have the same terms as to status, redemption or otherwise as the Securities originally issued; any Additional Securities shall be issued pursuant to an indenture supplemental to this Indenture.

     The Securities shall be redeemable as provided in Article XI.

     The Securities shall be subject to defeasance at the option of the Company as provided in Article XII.

     Section 302 Denominations.

     The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

     Section 303 Execution, Authentication, Delivery and Dating.

     The Securities shall be executed on behalf of the Company by its Chairman of the Board (or Co-Chairman of the Board), Chief Executive Officer (or Co-Chief Executive Officer), its President or one of its Vice Presidents. The signature of any of these officers on the Securities may be manual or facsimile and may be imprinted or otherwise reproduced on the Securities. A Security shall not be valid until authenticated by the manual signature of the Trustee.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as provided in this Indenture and not otherwise.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

     In case the Company, pursuant to Article VIII, shall be amalgamated, consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of substantially all of its properties and assets to any Person, and the successor Person resulting from such amalgamation, consolidation, or surviving such merger, or into which the Company shall have been merged, or the successor Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article VIII, any of the Securities authenticated or delivered prior to such amalgamation, consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee upon Company Order of the successor Person, shall authenticate and deliver replacement Securities as specified in such request for the purpose of such exchange. If replacement Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of any Holder but without expense to such Holder, shall provide for the exchange of all Securities at the time outstanding held by such Holder for Securities authenticated and delivered in such new name.

     Section 304 Temporary Securities.

     Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

     If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

     Section 305 Transfer and Exchange; Registration.

     (a) Transfer and Exchange of Global Securities. A Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. An entire Global Security may be exchanged by the Company for Definitive Securities if (i) the Company delivers to the Trustee notice from the Depositary that (x) the Depositary is unwilling or unable to continue to act as Depositary for the Global Securities, or (y) the Depositary has ceased to be a clearing agency registered under the Exchange Act, and in either case, the Company fails to appoint a successor depositary within 120 days of such notice from the Depositary, (ii) the Company, in the Company's sole discretion, determines that the Global Securities (in whole but not in part) should be exchanged for Definitive Securities and delivers a written notice to such effect to the Trustee or (iii) there shall have occurred and be continuing an Event of Default with respect to the Securities; provided, that in no event shall the Reg S Temporary Global Security be exchanged by the Company for Definitive Securities prior to (x) the expiration of the Distribution Compliance Period and (y) the receipt by the Security Registrar of any certificate identified by the Company and the Company's counsel to be required pursuant to Rule 903 or Rule 904 under the Securities Act. Upon the occurrence of any of the preceding events in (i),
(ii) or (iii) above, Definitive Securities shall be issued in such names as the Depositary shall instruct the Trustee. Global Securities also may be exchanged or replaced, in whole or in part, as provided in Sections 304 and 306 hereof. Every Security authenticated and delivered in exchange for, or in lieu of, a Global Security or any portion thereof, pursuant to this Section 305 or Section 304 or 306 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Security. A Global Security may not be exchanged for another Security other than as provided in this Section 305(a), however, beneficial interests in a Global Security may be transferred and exchanged as provided in
Section 305(b), (c) or (f) hereof.

     (b) Transfer and Exchange of Beneficial Interests in the Global Securities. The transfer and exchange of beneficial interests in the Global Securities shall be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Securities shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Securities also shall require compliance with either subparagraph (1) or (2) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

     (1) Transfer of Beneficial Interests in the Same Global Security. Beneficial interests in any Restricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Security in accordance with the transfer restrictions set forth in the Private

Placement Legend; provided, however, that prior to the expiration of the Distribution Compliance Period, transfers of beneficial interests in the Reg S Temporary Global Security may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Beneficial interests in any Unrestricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security. No written orders or instructions shall be required to be delivered to the Security Registrar to effect the transfers described in this Section 305(b)(1), but the Company or the Trustee may request an Opinion of Counsel.

     (2) All Other Transfers and Exchanges of Beneficial Interests in Global Securities (including for Definitive Securities). In connection with all transfers and exchanges of beneficial interests that are not subject to Section 305(b)(1) above, the transferor of such beneficial interest must deliver to the Security Registrar either (A) (1) a written order from a Participant or an Indirect Participant, in each case, given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Security in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) a written order from a Participant or an Indirect Participant, in each case, given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Security in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Security Registrar containing information regarding the Person in whose name such Definitive Security shall be registered to effect the transfer or exchange referred to in (B)(1) above; provided, that in no event shall Definitive Securities be issued upon the transfer or exchange of beneficial interests in the Reg S Temporary Global Security prior to (x) the expiration of the Distribution Compliance Period and (y) the receipt by the Security Registrar of any certificates identified by the Company or the Company's counsel to be required pursuant to Rule 903 and Rule 904 under the Securities Act. Upon consummation of an Exchange Offer by the Company in accordance with Section 305(f) hereof, the requirements of this Section 305(b)(2) shall be deemed to have been satisfied upon receipt by the Security Registrar of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Securities. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Securities contained in this Indenture and the Securities or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Security(s) pursuant to
Section 305(h) hereof.

     (3) Transfer of Beneficial Interests to Another Restricted Global Security. A beneficial interest in any Restricted Global Security may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Security if the transfer complies with the requirements of Section 305(b)(2) above and the Security Registrar receives the following:

          (A) if the transferee will take delivery in the form of a beneficial interest in the 144A Global Security, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in item (1) thereof;

          (B) if the transferee will take delivery in the form of a beneficial interest in the 501 Global Security, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in item (3)(d) thereof; or

          (C) if the transferee will take delivery in the form of a beneficial interest in the Reg S Temporary Global Security or the Reg S Permanent Global Security, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in item (2) thereof.

     (4) Transfer and Exchange of Beneficial Interests in a Restricted Global Security for Beneficial Interests in an Unrestricted Global Security. A beneficial interest in any Restricted Global Security may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Security or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security if the exchange or transfer complies with the requirements of Section 305(b)(2) above and:

          (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and Section 305(f) hereof, and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a Broker-Dealer,
   (2) a Person participating in the distribution of the Exchange Securities or
   (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

          (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement and a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(c) thereof, is delivered by the transferor;

          (C) such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement and a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(c) thereof, is delivered by the transferor; or

          (D) the Security Registrar receives the following: (1) if the holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Security, a certificate from such holder in the form of Exhibit D hereto, including the certifications in item (1)(a) thereof; or (2) if the holder of such beneficial interest in a Restricted Global Security proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (4) thereof; and, in each such case set forth in this subparagraph (D), an Opinion of Counsel in form, and from legal counsel, reasonably acceptable to the Security Registrar and the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

     If any such transfer is effected pursuant to subparagraph (B) or (D) above at a time when an Unrestricted Global Security has not yet been issued, the Company shall issue and, upon receipt of a Company Order in accordance with
Section 303 hereof, the Trustee shall authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph
(B) or (D) above. Beneficial interests in an Unrestricted Global Security cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Security without any certification.(c) Transfer and Exchange of Beneficial Interests for Definitive Securities. Transfer and exchange of beneficial interests in the Global Securities for Definitive Securities shall be made subject to compliance with this Section 305(c), and the requesting Holder shall provide any certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 305(c). Upon receipt of such applicable documentation, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Security or Unrestricted Global Security, as applicable, to be reduced accordingly pursuant to Section 305(h) hereof, and the Company shall execute and, upon receipt of a Company Order pursuant to Section 303, the Trustee shall authenticate and deliver to the Person designated in the instructions a Restricted Definitive Security or an Unrestricted Definitive Security, as applicable, in the appropriate principal amount. Any Definitive Security issued in exchange for a beneficial interest in a Global Security pursuant to this Section 305(c) shall be registered in such name or names and in such authorized denomination or denominations as the Holder of such beneficial interest shall instruct the Security Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Securities to the Persons in whose names such Definitive Securities are so registered.

     (2) Beneficial Interests in Restricted Global Securities to Restricted Definitive Securities. If any holder of a beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a Restricted Definitive Security or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Security, then, upon receipt by the Security Registrar of the following documentation:

          (A) if the holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a Restricted Definitive Security, a certificate from such holder in the form of Exhibit D hereto, including the certifications in item (2)(a) thereof;

          (B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (1) thereof;

          (C) if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (2) thereof;

          (D) if such beneficial interest is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) and (C) above, a certificate to the effect set forth in Exhibit C hereto, including the certifications, certificates and Opinion of Counsel required by item (3)(d) thereof, if applicable;

          (E) if such beneficial interest is being transferred to the Company or any of the Company's Subsidiaries, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(b) thereof; or

          (F) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate substantially in the form of Exhibit C hereto, including the certifications in item (3)(a) thereof.

Any Restricted Definitive Security issued in exchange for a beneficial interest in a Restricted Global Security pursuant to this Section 305(c)(1) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

     (3) Beneficial Interests in Restricted Global Securities to Unrestricted Definitive Securities. A holder of a beneficial interest in a Restricted Global Security may exchange such beneficial interest for an Unrestricted Definitive Security or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Security only if:

          (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and Section 305(f) hereof, and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a Broker-Dealer, (2) a Person participating in the distribution of the Exchange Securities or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

          (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement and a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(c) thereof, is delivered by the transferor;

          (C) such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement and a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(c) thereof, is delivered by the transferor; or

          (D) the Security Registrar receives the following: (1) if the holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for an Unrestricted Definitive Security, a certificate from such holder in the form of Exhibit D hereto, including the certifications in item (1)(b) thereof; or (2) if the holder of such beneficial interest in a Restricted Global Security proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Security, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (4) thereof; and, in each such case set forth in this subparagraph (D), an Opinion of Counsel in form, and from legal counsel, reasonably acceptable to the Security Registrar and the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

     Beneficial interests in an Unrestricted Global Security cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a Restricted Definitive Security.

     (4) Beneficial Interests in Unrestricted Global Securities to Unrestricted Definitive Securities. If any holder of a beneficial interest in an Unrestricted Global Security proposes to exchange such beneficial interest for an Unrestricted Definitive Security or to transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Security, then such holder shall satisfy the applicable conditions set forth in
Section 305(b)(2) hereof. Any Unrestricted Definitive Security issued in exchange for a beneficial interest pursuant to this Section 305(c)(3) shall not bear the Private Placement Legend.

     (5) Transfer or Exchange of Reg S Temporary Global Securities. Notwithstanding the other provisions of this Section 305, a beneficial interest in the Reg S Temporary Global Security may not be (A) exchanged for a Definitive Security prior to (x) the expiration of the Distribution Compliance Period (unless such exchange is approved by the Company, does not require an investment decision on the part of the Holder thereof and does not violate the provisions of Regulation S) and (y) the receipt by the Security Registrar of any certificates identified by the Company or their counsel to be required pursuant to Rule 903(b)(3)(ii)(B) under the Securities Act or (B) transferred to a Person who takes delivery thereof in the form of a Definitive Security prior to the events set forth in clause (A) above or unless the transfer is pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

     (d) Transfer and Exchange of Definitive Securities for Beneficial Interests. Transfer and exchange of Definitive Securities for beneficial interests in the Global Securities shall be made subject to compliance with this
Section 305(d), and the requesting Holder shall provide any certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 305(d). Upon receipt from such Holder of such applicable documentation and the surrender to the Security Registrar of the Definitive Securities duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Security Registrar, duly executed by such Holder or by its attorney, duly authorized in writing, the Security Registrar shall register the transfer or exchange of the Definitive Securities. The Trustee shall cancel such Definitive Securities so surrendered and cause the aggregate principal amount of the applicable Restricted Global Security or Unrestricted Global Security, as applicable, to be increased accordingly pursuant to Section 305(h) hereof.

     (6) Restricted Definitive Securities to Beneficial Interests in Restricted Global Securities. If any Holder of a Restricted Definitive Security proposes to exchange such Security for a beneficial interest in a Restricted Global Security or to transfer such Restricted Definitive Securities to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Security, then, upon receipt by the Security Registrar of the following documentation:

          (A) if the Holder of such Restricted Definitive Security proposes to exchange such Security for a beneficial interest in a Restricted Global Security, a certificate from such Holder in the form of Exhibit D hereto, including the certifications in item (2)(b) thereof;

          (B) if such Restricted Definitive Security is being transferred to a QIB in accordance with Rule 144A, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (1) thereof;

          (C) if such Restricted Definitive Security is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (2) thereof; or

          (D) if such Restricted Definitive Security is being transferred to an Institutional Accredited Investor in accordance with Regulation D under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(d) thereof;

          (E) if such Restricted Definitive Security is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate substantially in the form of Exhibit C hereto, including the certifications in item (3)(a) thereof; or

          (F) if such Restricted Definitive Security is being transferred to the Company or any of its Subsidiaries, a certificate substantially in the form of Exhibit C hereto, including the certifications in item (3)(b) thereof;

the Trustee shall cancel the Restricted Definitive Security and increase or cause to be increased the aggregate principal amount of, in the case of clause
(A) above, the appropriate Restricted Global Security, in the case of clause (B) above, the 144A Global Security, in the case of clause (C) above, the Regulation S Global Security and in the case of clause (D) above, the 501 Global Security.

     (7) Restricted Definitive Securities to Beneficial Interests in Unrestricted Global Securities. A Holder of a Restricted Definitive Security may exchange such Security for a beneficial interest in an Unrestricted Global Security or transfer such Restricted Definitive Security to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security only if:

          (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and Section 305(f) hereof, and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a Broker-Dealer, (2) a Person participating in the distribution of the Exchange Securities or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

          (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement and a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(c) thereof, is delivered by the transferor;

          (C) such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement and a certificate to the effect set forth in Exhibit C hereto, including the certifications in item
   (3)(c) thereof, is delivered by the transferor;

          (D) the Security Registrar receives the following: (1) if the Holder of such Restricted Definitive Securities proposes to exchange such Securities for a beneficial interest in the Unrestricted Global Security, a certificate from such Holder in the form of Exhibit D hereto, including the certifications in item (1)(c) thereof; or (2) if the Holder of such Restricted Definitive Securities proposes to transfer such Securities to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Security, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (4) thereof; and, in each such case set forth in this subparagraph (D), an Opinion of Counsel in form, and from legal counsel, reasonably acceptable to the Security Registrar and the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

     (8) Unrestricted Definitive Securities to Beneficial Interests in Unrestricted Global Securities. A Holder of an Unrestricted Definitive Security may exchange such Security for a beneficial interest in an Unrestricted Global Security or transfer such Definitive Securities to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security at any time.

     If any such exchange or transfer from a Definitive Security to a beneficial interest is effected pursuant to subparagraphs (2)(B), (2)(D) or (3) of this
Section 305(d) at a time when an Unrestricted Global Security has not yet been issued, the Company shall issue and, upon receipt of a Company Order in accordance with Section 303 hereof, the Trustee shall authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the principal amount of Definitive Securities so transferred.

     (e) Transfer and Exchange of Definitive Securities for Definitive Securities. Upon request by a Holder of Definitive Securities and such Holder's compliance with the provisions of this Section 305(e), the Security Registrar shall register the transfer or exchange of Definitive Securities. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Security Registrar the Definitive Securities duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Security Registrar duly executed by such Holder or by its attorney, duly authorized in writing. The Trustee shall cancel any such Definitive Securities so surrendered, and the Company shall execute and, upon receipt of a Company Order pursuant to Section 303, the Trustee shall authenticate and deliver to the Person designated in the instructions a Restricted Definitive Security or an Unrestricted Definitive Security, as applicable, in the appropriate principal amount. Any Definitive Security issued pursuant to this Section 305(e) shall be registered in such name or names and in such authorized denomination or denominations as the Holder shall instruct the Security Registrar in such written instruction. The Trustee shall deliver such Definitive Securities to the Persons in whose names such Definitive Securities are so registered. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 305(e).

     (1) Restricted Definitive Securities to Restricted Definitive Securities. Any Restricted Definitive Security may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Security if the Security Registrar receives the following:

          (A) if the transfer will be made to a QIB pursuant to Rule 144A, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in item (1) thereof;

          (B) if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in item (2) thereof;

          (C) if such beneficial interest is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (A) and (B) above, then the transferor must deliver a certificate to the effect set forth in Exhibit C hereto, including the certifications, certificates and Opinion of Counsel required by item (3)(d) thereof, if applicable;

          (D) if such beneficial interest is being transferred to the Company or any of the Company's Subsidiaries, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(b) thereof, must be delivered by the transferor; or

          (E) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

     (2) Restricted Definitive Securities to Unrestricted Definitive Securities. Any Restricted Definitive Security may be exchanged by the Holder thereof for an Unrestricted Definitive Security or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Security if:

          (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and Section 305(f) hereof, and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a Broker-Dealer, (2) a Person participating in the distribution of the Exchange Securities or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

          (B) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement and a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(c) thereof, is delivered by the transferor;

          (C) any such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement and a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(c) thereof, is delivered by the transferor; or

          (D) the Security Registrar receives the following: (1) if the Holder of such Restricted Definitive Securities proposes to exchange such Securities for an Unrestricted Definitive Security, a certificate from such Holder in the form of Exhibit D hereto, including the certifications in item (1)(d) thereof; or (2) if the Holder of such Restricted Definitive Securities proposes to transfer such Securities to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Security, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (4) thereof; and, in each such case set forth in this subparagraph (D), an Opinion of Counsel in form, and from legal counsel, reasonably acceptable to the Security Registrar and the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

     (3) Unrestricted Definitive Securities to Unrestricted Definitive Securities. A Holder of Unrestricted Definitive Securities may transfer such Securities to a Person who takes delivery thereof in the form of an Unrestricted Definitive Security. Upon receipt of a request to register such a transfer, the Security Registrar shall register the Unrestricted Definitive Securities pursuant to the instructions from the Holder thereof.

     (f) Exchange Offer. Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of a Company Order in accordance with Section 303 and an Opinion of Counsel delivered to the Trustee as to matters customarily covered in connection with an exchange offer, the Trustee shall authenticate (i) one or more Unrestricted Global Securities in an aggregate principal amount equal to the sum of (A) the principal amount of the beneficial interests in the Restricted Global Securities exchanged or transferred for beneficial interests in Unrestricted Global Securities in connection with the Exchange Offer pursuant to Section 305(b)(4) and (B) the principal amount of Restricted Definitive Securities exchanged or transferred for beneficial interests in Unrestricted Global Securities in connection with the Exchange Offer pursuant to Section 305(d)(2), in each case tendered for acceptance by Persons that certify in the applicable Letters of Transmittal that (x) they are not Broker-Dealers, (y) they are not participating in a distribution of the Exchange Securities and (z) they are not affiliates (as defined in Rule 144) of the Company, and accepted for exchange in the Exchange Offer, and (ii) Unrestricted Definitive Securities in an aggregate principal amount equal to the sum of (A) the principal amount of the Restricted Definitive Securities exchanged or transferred for Unrestricted Definitive Securities in connection with the Exchange Offer pursuant to Section 305(e)(2) and (B) Restricted Global Securities exchanged or transferred for Unrestricted Definitive Securities in connection with the Exchange Offer pursuant to Section 305(c)(2), in each case tendered for acceptance by Persons that certify in the applicable Letters of Transmittal that (x) they are not Broker-Dealers, (y) they are not participating in a distribution of the Exchange Securities and (z) they are not affiliates (as defined in Rule 144) of the Company, and accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Securities, the Trustee shall cancel any Definitive Securities so surrendered and shall cause the aggregate principal amount of the applicable Restricted Global Securities to be reduced accordingly, and the Company shall execute and, upon receipt of a Company Order pursuant to Section 303, the Trustee shall authenticate and deliver to the Persons designated by the Holders of Definitive Securities so accepted Definitive Securities in the appropriate principal amount.

     Any Securities that remain outstanding after the consummation of the Exchange Offer, and Exchange Securities issued in connection with the Exchange Offer, shall be treated as a single class of securities under this Indenture.

     (g) Legends. The following legends shall appear on the face of all Global Securities and Definitive Securities issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

          (i) Private Placement Legend.

              (B) Except as permitted by subparagraph (B) below, each Global Security and each Definitive Security (and all Securities issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

     "THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO THE COMPANY OF ANY OF ITS SUBSIDIARIES, (II) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES
     ACT) PURCHASING FOR ITS OWN INDIVIDUAL ACCOUNT OR FOR THE ACCOUNT OF A

     QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (III) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (IV) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (V) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (VI) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE."


               (C) Notwithstanding the foregoing, any Global Security or Definitive Security issued pursuant to subparagraphs (b)(4), (c)(2), (c)(3),
   (d)(2), (d)(3), (e)(2), (e)(3) or (f) to this Section 305 (and all Securities issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

          (ii) Global Security Legend. To the extent required by the Depositary, each Global Security shall bear legends in substantially the following forms:

     "THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 305 OF THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 305(a) OF THE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO
     SECTION 309 OF THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY."

     "UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
     DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR

     OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

          (iii) Reg S Temporary Global Security Legend. To the extent required by the Depositary, each Reg S Temporary Global Security shall bear a legend in substantially the following form:

     "THIS SECURITY IS A REGULATION S TEMPORARY GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE. TRANSFERS OF BENEFICIAL INTERESTS IN THIS REGULATION S TEMPORARY GLOBAL SECURITY MAY NOT BE MADE TO A U.S. PERSON OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON (OTHER THAN THE INITIAL PURCHASERS). THE CONDITIONS AND PROCEDURES GOVERNING TRANSFERS AND EXCHANGES OF BENEFICIAL INTERESTS HEREIN ARE SET FORTH IN THE INDENTURE."

     (h) Cancellation and/or Adjustment of Global Securities. At such time as all beneficial interests in a particular Global Security have been exchanged for Definitive Securities or a particular Global Security has been redeemed, repurchased or cancelled in whole and not in part, each such Global Security shall be returned to or retained and cancelled by the Trustee in accordance with
Section 309 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security or for Definitive Securities, the principal amount of Securities represented by such Global Security shall be reduced accordingly and an endorsement will be made on such Global Security by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security, such other Global Security shall be increased accordingly and an endorsement will be made on such Global Security by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

     (i) General Provisions Relating to Transfers and Exchanges.

     (A) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Global Securities and Definitive Securities upon receipt of a Company Order.

     (B) No service charge shall be made to a holder of a beneficial interest in a Global Security or to a Holder of a Definitive Security for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 304, 1015 and 1107 hereof).

     (C) The Security Registrar shall not be required to register the transfer of or exchange any Security selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

     (D) All Global Securities and Definitive Securities issued upon any registration of transfer or exchange of Global Securities or Definitive Securities shall be the valid obligations of the Company, evidencing the same Indebtedness, and entitled to the same benefits under this Indenture, as the Global Securities or Definitive Securities surrendered upon such registration of transfer or exchange.

     (E) The Company shall not be required (x) to issue, to register the transfer of or to exchange any Securities during a period beginning at the opening of business 15 days before the day of any selection of Securities for redemption under Section 1104 hereof and ending at the close of business on the day of selection, (y) to register the transfer of or to exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part or (z) to register the transfer of or to exchange a Security between a Regular Record Date and the next succeeding Interest Payment Date.

     (F) Prior to due presentment for the registration of a transfer of any Security, the Trustee, any agent and the Company may deem and treat the Person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Securities and for all other purposes, and none of the Trustee, any Agent or the Company shall be affected by notice to the contrary.

     (G) The Trustee shall authenticate Global Securities and Definitive Securities in accordance with the provisions of Section 303 hereof.

     (H) All certifications, certificates and Opinions of Counsel required to be submitted to the Security Registrar pursuant to this Section 305 to effect a registration of transfer or exchange may be submitted by facsimile.

Notwithstanding anything herein to the contrary, as to any certifications and certificates delivered to the Security Registrar pursuant to this Section 305, the Security Registrar's duties shall be limited to confirming that any such certifications and certificates delivered to it are in the form of Exhibits A, B, C, D and E attached hereto. The Security Registrar shall not be responsible for confirming the truth or accuracy of representations made in any such certifications or certificates.

     (j) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby initially appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. The Company shall have the right to remove and replace from time to time the Security Registrar for the Securities; provided that, no such removal or replacement shall be effective until a successor Security Registrar with respect to the Securities shall have been appointed by the Company and shall have accepted such appointment by the Company. In the event that the Trustee shall not be or shall cease to be the Security Registrar with respect to the Securities, it shall have the right to examine the Security Register at all reasonable times. There shall be only one Security Register for the Securities.

     Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

     At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 or in accordance with any Offer to Purchase pursuant to Section 1013 or 1015 not involving any transfer.

     The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

     The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

          (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary or a nominee thereof and delivered to the Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

          (2) Notwithstanding any other provision in this Indenture or the Securities, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary or a nominee thereof unless (A) such Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or
(ii) has ceased to be a clearing agency registered under the Exchange Act, and in either case, the Company thereupon fails to appoint a successor depositary within 120 days of such notice from the Depositary, (B) the Company, at its option, executes and delivers to the Trustee a Company Order that such Global Security shall be exchanged in whole for Securities that are not Global Securities, or (C) there shall have occurred and be continuing an Event of Default with respect to such Global Security.

          (3) Securities issued in exchange for a Global Security or any portion thereof pursuant to clause (2) above shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear any legends required hereunder. Any Global Security to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Security Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Security issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof.

          (4) In the event of the occurrence of any of the events specified in clause (2) above, the Company will promptly make available to the Trustee a reasonable supply of certificated Securities in definitive, fully registered form, without interest coupons.

          (5) Neither any members of, or participants in, the Depositary ("Agent Members") nor any other Persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Security, or under any Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and Holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a Holder of any Security.

     Section 306 Mutilated, Destroyed, Lost and Stolen Securities.

     If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the mutilation, destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a protected purchaser (as defined in Article 8 of the Uniform Commercial Code), the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     Section 307 Payment of Interest; Interest Rights Preserved.

     Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

     Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest, which shall be 1% per annum above the applicable interest rate on the Securities, may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Company (or a Guarantor, as the case may be), may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company (or a Guarantor, as the case may be) shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company (or a Guarantor, as the case may be) shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company (or a Guarantor, as the case may be) of such Special Record Date and, in the name and at the expense of the Company (or a Guarantor, as the case may be), shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company (or a Guarantor, as the case may be) may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company (or a Guarantor, as the case may be) to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     Section 308 Persons Deemed Owners.

     Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 305 and 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     Section 309 Cancellation.

     All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any Offer to Purchase pursuant to
Section 1013 or 1015 shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and certification of their disposal delivered to the Company unless by Company Order the Company shall direct that cancelled Securities be returned to it. Upon request by the Company, the Trustee shall provide the Company with a list of all Securities that have been canceled from time to time.

     Section 310 Computation of Interest.

     Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months. For disclosure purposes under the Interest Act (Canada), if applicable hereto, whenever in this Indenture or in any Securities issued hereunder, interest at a specified rate is to be calculated on the basis of a period less than a calendar year, the yearly rate of interest to which such rate is equivalent is such rate multiplied by the actual number of days in the relevant calendar year and divided by the number of days in such period.

                                   ARTICLE IV

                           Satisfaction and Discharge

     Section 401 Satisfaction and Discharge of Indenture.

     This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, upon a Company Order, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture (including, but not limited to Article Twelve hereof), when

          (1) either

               (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

               (B) all such Securities not theretofore delivered to the Trustee for cancellation

                    (i) have become due and payable, or

                    (ii) will become due and payable at their Stated Maturity within one year, or

                    (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for in this Indenture relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article IV, the obligations of the Company to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subclause
(B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive. After the conditions of this Section 401 are satisfied, the Trustee upon written request shall acknowledge in writing the discharge of all of the Company's and Guarantors' obligations under this Indenture except for those specified in this Section 401.

     Section 402 Application of Trust Money.

     Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                   ARTICLE V

                                    Remedies

     Section 501 Events of Default.

     "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) the failure by the Company to pay any installment of interest on the Securities as and when the same becomes due and payable and the continuance of any such failure for 30 days;

          (2) the failure by the Company to pay all or any part of the principal, or premium, if any, on the Securities when and as the same becomes due and payable at maturity, redemption, by acceleration or otherwise, including, without limitation, payment of the Change of Control Purchase Price or the Asset Sale Offer Price, or otherwise;

          (3) the failure by the Company or any Subsidiary to observe or perform any other covenant or agreement contained in the Securities or this Indenture and the continuance of such failure for a period of 30 days after written notice is given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Securities outstanding (except in the case of a failure to make an offer pursuant to Section 1015, which shall constitute an Event of Default with such notice requirement but without such passage of time requirement);

          (4) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Subsidiary in an involuntary case or proceeding under any applicable U.S. Federal or State, Canadian federal or provincial or other applicable bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary under any applicable U.S. federal or state, Canadian federal or provincial or other applicable law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of the property of the Company or any Subsidiary, or ordering the winding up or liquidation of the affairs of the Company or any Subsidiary, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; the commencement by the Company or any Subsidiary of a voluntary case or proceeding under any applicable U.S. federal or state, Canadian federal or provincial or other applicable bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any Subsidiary to the entry of a decree or order for relief in respect of the Company or Subsidiary in an involuntary case or proceeding under any applicable U.S. federal or state, Canadian federal or provincial or other applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or Subsidiary, or the filing by the Company or any Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable U.S. federal or state, Canadian federal or provincial or other applicable law, or the consent by the Company or any Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Subsidiary or of any substantial part of the property of the Company or Subsidiary, or the making by the Company or any Subsidiary of an assignment for the benefit of creditors, or the admission by the Company or any Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Subsidiary in furtherance of any such action.

          (5) failure to perform or comply with the provisions described in
Article VIII;

          (6) a default in Indebtedness of the Company or any of its Subsidiaries with an aggregate principal amount in excess of $10,000,000 (a) resulting from the failure to pay principal or interest (after any applicable grace period) or (b) as a result of which the maturity of such Indebtedness has been accelerated prior to its stated maturity;

          (7) final unsatisfied judgments not covered by insurance aggregating in excess of $10,000,000, at any one time rendered against the Company or any of its Subsidiaries and not stayed, bonded or discharged within 60 days; and

          (8) if any Guarantee of a Guarantor shall be held in any judicial proceeding to be unenforceable or invalid, or shall cease for any reason to be in full force and effect, or any Guarantor or person acting on behalf of any Guarantor, shall deny or disaffirm its Guarantee Obligations under its Guarantee.

     Section 502 Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default occurs and is continuing (other than an Event of Default specified in Section 501(4) relating to the Company or any Subsidiary), then in every such case, unless the principal of all of the Securities shall have already become due and payable, either the Trustee or the Holders of 25% in aggregate principal amount of the Securities then outstanding, by notice in writing to the Company (and to the Trustee if given by Holders) (an "Acceleration Notice"), may declare all principal and premium, if any, determined as set forth below, and accrued interest thereon to be due and payable immediately. If an Event of Default specified in Section 501(4) relating to the Company or any Subsidiary occurs, all principal and premium, if any, and accrued interest thereon will be immediately due and payable on all outstanding Securities without any declaration or other act on the part of the Trustee or the Holders.

     In the case of any Event of Default occurring by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium that the Company would have had to pay if the Company then had elected to redeem the Securities pursuant to the optional redemption provisions of the Indenture, an equivalent premium shall also become and be immediately due and payable to the extent permitted by law upon the acceleration of the Securities.

     At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of Securities, by written notice to the Company and the Trustee, at the time outstanding generally are authorized to rescind such acceleration if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

              (A) all overdue interest on all Securities,

              (B) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration (including any Securities required to have been purchased on the Purchase Date pursuant to an Offer to Purchase made by the Company) and, to the extent that payment of such interest is lawful, interest thereon at the rate provided by the Securities,

              (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate provided by the Securities, and

              (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

   and

          (2) all existing Events of Default, other than the non-payment of the principal of, premium, if any, and interest on the Securities which have become due solely by such acceleration, have been cured or waived, except on default with respect to any provision requiring the approval of the Holder of each outstanding Security affected to amend.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

     Section 503 Collection of Indebtedness and Suits for Enforcement by
Trustee.

     If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     Section 504 Trustee May File Proofs of Claim.

     In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

     No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     Section 505 Trustee May Enforce Claims Without Possession of Securities.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

     Section 506 Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, or premium, if any, or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST: To the payment of all amounts due the Trustee under Section 607; and

     SECOND: To the payment of the amounts then due and unpaid for principal of, and premium, if any, and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, and premium, if any, and interest, respectively; and

     THIRD: The balance, if any, to the Company.

     Section 507 Limitation on Suits.

     No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

     Section 508 Unconditional Right of Holders to Receive Principal, Premium and Interest.

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of, and premium, if any, and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date or in the case of an Offer to Purchase made by the Company and required to be accepted as to such Security, on the Purchase Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

     Section 509 Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     Section 510 Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 511 Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

     Section 512 Control by Holders.

     Subject to all provisions of the Indenture and applicable law, the Holders of a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that such direction shall not be in conflict with any rule of law or with this Indenture, and the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     Section 513 Waiver of Past Defaults.

     Prior to the declaration of acceleration of the maturity of the Securities, the Holders of a majority in aggregate principal amount of the Outstanding Securities may waive on behalf of all Holders any default, except a default

          (1) with respect to any provision requiring a supermajority approval to amend, which default may only be waived by such a supermajority;

          (2) in the payment of principal of or interest on any Security not yet cured; or

          (3) with respect to any covenant or provision which cannot be modified or amended without the consent of the Holder of each outstanding Security affected.

     Upon any such waiver, such default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but not such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     Section 514 Undertaking for Costs.

     In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.

     Section 515 Waiver of Stay or Extension Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage or any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                   The Trustee

     Section 601 Certain Duties and Responsibilities.

     The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     Section 602 Notice of Defaults.

     Within 90 days after the occurrence of any default hereunder, the Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(3), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

     Section 603 Certain Rights of Trustee.

     Subject to the provisions of Section 601:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate, including (i) as evidence of the truth of any statements of fact, and (ii) to the effect that any particular dealing or transaction or step or thing is, in the opinion of the Officers so certifying, expedient, as evidence that it is expedient; provided that the Trustee may in its sole discretion require from the Company or otherwise further evidence or information before acting or relying on such certificate

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (h) except with respect to Section 1001 hereof, the Trustee shall have no duty to inquire as to the performance of the Company's covenants in Article X hereof. In addition, the Trustee shall not be deemed to have knowledge of any Default or Event of Default except (i) any Event of Default occurring pursuant to Sections 501(1), 501(2) or 1001 hereof or (ii) any Default of Event of Default of which the Trustee shall have received written notification in the manner set forth in this Indenture or an officer in the corporate trust administration of the Trustee shall have obtained actual knowledge. Delivery of reports, information and documents to the Trustee under Section 1019 hereof is for informational purposes only and the Trustee's receipt of the foregoing shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's and Guarantors' compliance with any of their covenants thereunder (as to which the Trustee is entitled to rely exclusively on an Officers' Certificate).

     Section 604 Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 to be supplied to the Company will be true and accurate, subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

     Section 605 May Hold Securities.

     The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

     Section 606 Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

     Section 607 Compensation and Reimbursement.

     The Company agrees:

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses (including the reasonable fees and expenses of its agents and counsel) of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     Section 608 Corporate Trustee Required; Eligibility.

     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

     Section 609 Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such. Any successor Trustee shall have a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     Section 610 Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

     (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (c) The Trustee may be removed at any time by consent of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

     (d) If at any time:

          (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months;

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder; or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by consent of the Holders of a majority in principal amount of the

Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

     Section 611 Acceptance of Appointment by Successor.

     Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

     Section 612 Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

     Section 613 Preferential Collection of Claims Against Company.

     If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

     Section 614 Appointment of Authenticating Agent.

     The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, partial conversion or partial redemption or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions to this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall otherwise be eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

     If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This is one of the Securities described in the within-mentioned Indenture.

                                  U.S. Bank National Association
                                  As Trustee




                                  By
                                    ---------------------------------------
                                         As Authenticating Agent

                                  By
                                    ---------------------------------------
                                         Authorized Officer


                                  ARTICLE VII

                Holders' Lists and Reports by Trustee and Company

     Section 701 Company to Furnish Trustee Names and Addresses of Holders.

     The Company will furnish or cause to be furnished to the Trustee:

     (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

     (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

     Section 702 Preservation of Information; Communications to Holders.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

     (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities and the corresponding rights and duties of the Trustee, shall be provided by the Trust Indenture Act.

     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to Section 312 of the Trust Indenture Act regardless of the source from which such information was derived.

     Section 703 Reports by Trustee.

     (a) Within 60 days of May 15, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

     (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed (if so listed), with the Commission and with the Company (Attention: General Counsel). The Company will notify the Trustee when the Securities are listed on any stock exchange.

                                  ARTICLE VIII

                   Limitation on Merger, Sale or Consolidation

     Section 801 Company May Consolidate, Etc. Only on Certain Terms.

     The Company shall not, directly or indirectly, consolidate or amalgamate with or merge with or into another person or sell, lease, transfer or otherwise convey all or substantially all of its assets (computed on a consolidated basis), whether in a single transaction or a series of related transactions, to another person or group of affiliated persons or adopt a Plan of Liquidation, unless (i) either (a) the Company is the continuing entity or (b) the resulting, surviving or transferee entity or, in the case of a Plan of Liquidation, the entity which receives the greatest value from such Plan of Liquidation is a corporation organized under the laws of the United States of America, or any state thereof or the District of Columbia, or Canada or any province or territory thereof and expressly assumes by supplemental indenture all of the obligations of the Company in connection with the Securities and this Indenture;
(ii) no Default or Event of Default shall exist or shall occur immediately after giving effect on a pro forma basis to such transaction; and (iii) immediately after giving effect to such transaction on a pro forma basis, the consolidated resulting, surviving or transferee entity or, in the case of a Plan of Liquidation, the entity which receives the greatest value from such Plan of Liquidation would immediately thereafter be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Debt Incurrence Ratio set forth in
Section 1008 hereof.

     Notwithstanding the previous paragraph, any Subsidiary may consolidate or amalgamate with, merge into or transfer all or part of its property and assets to the Company or another Guarantor.

     Section 802 Successor Substituted.

     Upon any consolidation, amalgamation or merger or any transfer of all or substantially all of the assets of the Company or consummation of a Plan of Liquidation in accordance with Section 801, the successor corporation formed by such consolidation or amalgamation or into which the Company is merged or to which such transfer is made or, in the case of a Plan of Liquidation, the entity which receives the greatest value from such Plan of Liquidation shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named therein as the Company, and the Company shall be released from the obligations under the Securities and this Indenture except with respect to any obligations that arise from, or are related to, such transaction.

     For purposes of Sections 801 and 802, the transfer (by lease, assignment, sale or otherwise) of all or substantially all of the properties and assets of one or more Subsidiaries, the Company's interest in which constitutes all or substantially all of the properties and assets of the Company shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

                                   ARTICLE IX

                             Supplemental Indentures

     Section 901 Supplemental Indentures Without Consent of Holders.

     Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities;

          (2) to cure any ambiguity or defect to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action pursuant to this Clause (2) shall not adversely affect the interests of the Holders in any material respect;

          (3) to provide for additional Guarantors as set forth in Section 1020 or for the release or assumption of a Guarantee in compliance with this Indenture;

          (4) to comply with the requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act;

          (5) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trust hereunder by more than one Trustee, pursuant to the requirements of Section 611;

          (6) to provide for the issue of Additional Securities as provided in
Section 301;

          (7) to provide for the issue uncertificated Securities in addition to certificated Securities;

          (8) to comply with the requirements of the Trustee or the Depositary;

          (9) make any change that does not adversely affect the rights of any Holder in any material respect or that, in the good faith judgment of the Board of Directors of the Company, would provide any additional benefit or rights to the Holders; or

          (10) to comply with the provisions under the Article VIII and Article XIII of this Indenture.

     Section 902 Supplemental Indentures with Consent of Holders.

     With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by consent of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that without the consent of the Holder of each Outstanding Security affected thereby, the Indenture shall not be amended or supplemented:

          (1) to change the Stated Maturity on any Security, or reduce the principal amount thereof or the rate (or extend the time for payment) of interest thereon or any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or reduce the Change of Control Purchase Price or the Asset Sale Offer Price or alter the provisions (including the defined terms used therein) regarding the right of the Company to redeem the Securities in a manner adverse to the Holders, or

          (2) to reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such amendment, supplemental indenture or waiver provided for in this Indenture, or

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

          (3) to modify any of the provision of this Section, Section 513 or
Section 1021, except to increase any required percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby,

          (4) cause the Securities to become subordinate in right of payment to any other Indebtedness, or

          (5) except in accordance with this Indenture, release any Guarantor from its Guarantee Obligations under its Guarantee.

     It shall not be necessary for the consent of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     Section 903 Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized by the Company or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Section 904 Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     Section 905 Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

     Section 906 Reference in Securities to Supplemental Indentures.

     Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

     Section 907 Notice of Supplemental Indentures.

     Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture.


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


                                   ARTICLE X

                                   Covenants

     Section 1001 Payment of Principal, Premium and Interest.

     The Company will duly and punctually pay the principal of, and premium, if any, and interest on the Securities in accordance with the terms of the Securities and this Indenture.

     Section 1002 Maintenance of Office or Agency.

     The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

     Section 1003 Money for Security Payments to be Held in Trust.

     If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of, and premium, if any, or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, and premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of, and premium, if any, or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal, and premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of, and premium, if any, or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

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

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal, and premium, if any, or interest; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, and premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

     Section 1004 Existence.

     Subject to Article VIII and Section 1013 the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors in good faith shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

     Section 1005 Maintenance of Properties.

     The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary of the Company to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is judged by the Company to be desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

     Section 1006 Payment of Taxes and Other Claims

     The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries or upon the income, profits or property of the Company or any of its Subsidiaries, and
(2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the


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

Company or any of its Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

     Section 1007 Maintenance of Insurance.

     The Company shall, and shall cause its Subsidiaries to, keep at all times all of their properties which are of an insurable nature insured against loss or damage with insurers believed by the Company to be responsible to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in accordance with good business practice. The Company shall, and shall cause its Subsidiaries to, use the proceeds from any such insurance policy to repair, replace or otherwise restore the property to which such proceeds relate.

     Section 1008 Limitation on Incurrence of Additional Indebtedness.

     Except as set forth in this covenant, the Company shall not and shall not permit any of its Subsidiaries to incur, directly or indirectly, any Indebtedness (including Acquired Indebtedness) other than Permitted Indebtedness.

     The immediately preceding paragraph will not prohibit the Company or any Guarantor from incurring Indebtedness if (i) no Default or Event of Default shall have occurred and be continuing at the time of, or would occur after giving effect on a pro forma basis to, such incurrence of Indebtedness and (ii) on the date of incurrence of such Indebtedness (the "Incurrence Date"), after giving effect on a pro forma basis to such incurrence and the use of proceeds thereof (including, if applicable, the Investment of such proceeds in Cash Equivalents), the Consolidated Coverage Ratio of the Company for the Reference Period immediately preceding the Incurrence Date would be at least 2.0 to 1.0 (the "Debt Incurrence Ratio").

     For purpose of determining compliance with this Section 1008, in the event an item of proposed Indebtedness meets the criteria of more than one of the categories of Permitted Indebtedness, or is entitled to be incurred pursuant to the second paragraph of this Section 1008, the Company will be permitted to classify such item of Indebtedness on the date of its incurrence and to reclassify such item of Indebtedness as of the date of such reclassification in any manner that complies with this Indenture.

     Section 1009 Limitation on Restricted Payments.

     The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make any Restricted Payment if, after giving effect to such Restricted Payment on a pro forma basis, (1) a Default or an Event of Default shall have occurred and be continuing, (2) the Company is not permitted to incur at least $1.00 of additional Indebtedness pursuant to the Debt Incurrence Ratio set forth in Section 1008 hereof, or (3) the aggregate amount of all Restricted Payments made by the Company and its Subsidiaries, including after giving effect to such proposed Restricted Payment, from and after the Issue Date, would exceed the sum of (a) 50% of the aggregate Consolidated Net Income of the Company and its Subsidiaries for the period (taken as one accounting period), commencing on the first day of the first full fiscal quarter commencing after the Issue Date, to and including the last day of the fiscal quarter ended immediately prior to the date of each such calculation (or, in the event Consolidated Net Income for such period is a deficit, then minus 100% of such deficit), (b) the aggregate Net Cash Proceeds received by the Company from the sale of its Qualified Capital Stock (including Qualified Capital Stock issued upon the exercise of options, warrants, or rights to purchase Qualified Capital Stock) or options, warrants or rights to purchase Qualified Capital Stock or of debt securities of the Company that have been converted into Qualified Capital Stock (other than (i) to a Subsidiary of the Company or (ii) to the extent applied in connection with a Qualified Exchange) after the Issue Date, (c) an amount equal to the net reduction in Investments (including by way of dividends, dispositions or repayments, or the release of a guarantee constituting a Restricted Payment) by the



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Company and its Subsidiaries subsequent to the Issue Date in any Unrestricted
Subsidiary, but only to the extent such amount is not included in Consolidated Net Income, and (d) $20,000,000.

     The immediately preceding paragraph, however, shall not prohibit (w) so long as no Default or Event of Default shall have occurred and be continuing or should occur as a consequence thereof, any Refinancing of Indebtedness otherwise permitted by clause (c) of the definition of "Permitted Indebtedness"; (x) the repurchase of Capital Stock of the Company or options to purchase Capital Stock of the Company from employees of the Company or any Subsidiary of the Company pursuant to the forms of agreements under which employees may purchase or are granted the option to purchase, shares of Capital Stock of the Company, (y) a Qualified Exchange, or (z) the payment of any dividend on Capital Stock within 60 days after the date of its declaration if such dividend could have been made on the date of such declaration in compliance with the foregoing provisions. The full amount of any payment made pursuant to clauses (x), and (z) (but not pursuant to clauses (w) or (y)) of the immediately preceding sentence will be treated as Restricted Payments for purposes of calculating the aggregate amount of Restricted Payments made pursuant to the immediately preceding paragraph.

     Section 1010 Limitation on Dividends and Other Payment Restrictions Affecting Subsidiaries.

     The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, assume or suffer to exist any consensual restriction on the ability of any Subsidiary of the Company to pay dividends or make other distributions to or on behalf of, or to pay any obligation to or on behalf of, or otherwise to transfer assets or property to or on behalf of, or make or pay loans or advances to or on behalf of, the Company or any Subsidiary of the Company, except (a) restrictions imposed by the Securities or this Indenture or any other instrument governing debt securities of the Company incurred in compliance with Section 1008 that are not materially more restrictive, taken as a whole, than those contained in the Securities and this Indenture, (b) restrictions imposed by applicable law, (c) existing restrictions under Indebtedness outstanding on the Issue Date, (d) restrictions under any Acquired Indebtedness not incurred in violation of this Indenture or any agreement relating to any property, asset, or business acquired by the Company or any of its Subsidiaries, which restrictions are not applicable to any person, other than the person acquired, or to any property, asset or business, other than the property, assets and business so acquired, (e) any such restriction or requirement imposed by Indebtedness incurred under paragraph (b) of the definition of "Permitted Indebtedness" provided such restrictions are not materially more restrictive, taken as a whole, than customary provisions in comparable financings, (f) restrictions with respect solely to a Subsidiary of the Company imposed pursuant to a binding agreement which has been entered into for the sale or disposition of all or substantially all of the Equity Interests or assets of such Subsidiary, provided such restrictions apply solely to the Equity Interests or assets of such Subsidiary which are being sold, (g) customary restrictions on transfers of property contained in any security agreement (including a Capital Lease Obligation) securing Indebtedness of the Company or a Subsidiary otherwise permitted under this Indenture, (h) in connection with and pursuant to permitted Refinancings, replacements of restrictions imposed pursuant to clauses (a), (c) or (d) of this paragraph that are not more restrictive than those being replaced and do not apply to any other person or assets than those that would have been covered by the restrictions in the Indebtedness so refinanced, and (i) customary limitations on dispositions or distributions of assets or property that are subject to joint venture agreements or similar arrangements. Notwithstanding the foregoing, neither (a) customary provisions restricting subletting or assignment of any lease entered into in the ordinary course of business, consistent with industry practice, nor (b) Liens permitted under the terms of this Indenture shall in and of themselves be considered a restriction on the ability of the applicable Subsidiary to transfer such agreement or assets, as the case may be.

     Section 1011 Limitation on Liens Securing Indebtedness.

     The Company shall not, and shall not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien of any kind, other than Permitted Liens, upon any of their respective assets now owned or acquired on or after the Issue Date or upon any income or profits therefrom, unless the Company provides, and causes its Subsidiaries to provide, concurrently therewith, that the Securities are equally and ratably so secured. Any

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

such Lien thereby created in favor of the Securities will be automatically and unconditionally released and discharged upon the release and discharge of the Initial Lien to which it relates.

     Section 1012 Limitation on Sale and Leaseback Transactions.

     The Company shall not, and shall not permit any Subsidiary to, directly or indirectly, enter into any Sale and Leaseback Transaction unless (a) immediately after giving pro forma effect to such Sale and Leaseback Transaction (the Attributable Value of such Sale and Leaseback Transaction being deemed to be Indebtedness of the Company, if not otherwise treated so pursuant to the definition of Indebtedness), the Company could incur at least $1.00 of additional Indebtedness pursuant to the Debt Incurrence Ratio set forth set forth in Section 1008 hereof, (b) such Sale and Leaseback Transaction complies with Section 1013 hereof and (c) the Company or such Subsidiary could incur a Lien to secure Indebtedness in the amount of the Attributable Value of the Sale and Leaseback Transaction without equally and ratably securing the Securities.

     Section 1013 Limitation on Sale of Assets.

     The Company shall not, and shall not permit any of its Subsidiaries to, convey, sell, transfer, assign or otherwise dispose of, directly or indirectly, any of its property, business or assets, including by merger or consolidation (in the case of a Subsidiary of the Company), and including any sale or other transfer or issuance of any Equity Interests of any Subsidiary of the Company, whether by the Company or a Subsidiary or through the issuance, sale or transfer of Equity Interests by a Subsidiary of the Company, and including any Sale and Leaseback Transaction, in a single transaction or through a series of related transactions, for an aggregate consideration net of out-of-pocket costs relating thereto (including without limitation, legal, accounting and investment banking fees and sales commissions), in excess of $1,000,000 (any of the foregoing, an "Asset Sale"), unless (1) within 12 months after the date of such Asset Sale, an amount equal to the Net Cash Proceeds therefrom is (a) applied to the optional redemption of the Securities in accordance with the terms of this Indenture, (b) applied to the repurchase of the Securities pursuant to an irrevocable, unconditional cash offer (the "Asset Sale Offer") to repurchase Securities at a purchase price of 100% of the principal amount thereof (the "Asset Sale Offer Price") together with accrued and unpaid interest to the date of payment and to the repurchase or repayment of any Indebtedness that ranks pari passu with the Securities that has similar provisions requiring the repurchase or repayment of such Indebtedness as a result of the Asset Sale; provided that the offer to repurchase the Securities and the repurchase and repayment of such other Indebtedness shall be on a pro rata basis based upon the aggregate principal amount of Securities and such other Indebtedness then outstanding or (c) (i) invested in assets and property (other than notes, bonds, obligations and securities, except in connection with the acquisition of a Subsidiary) which in the good faith reasonable judgment of the Board of Directors will immediately constitute or be a part of a Related Business of the Company or such Subsidiary (if it continues to be a Subsidiary) immediately following such transaction or
(ii) used to permanently reduce Indebtedness permitted pursuant to paragraph (b) of the definition "Permitted Indebtedness" (including that in the case of a revolver or similar arrangement that makes credit available, such commitment is also permanently reduced by such amount), (2) at least 75% of the total consideration received for such Asset Sale or series of related Asset Sales consists of cash or Cash Equivalents; provided that the Company and its Subsidiaries may engage in Asset Sales for consideration not in the form of cash or Cash Equivalents in amounts in excess of that permitted in this clause (2), so long as (x) such excess consideration is in the form of Fully Traded Common Stock, (y) the aggregate market value of such Fully Traded Common Stock received by the Company and its Subsidiaries (measured as of the date of receipt) from all Asset Sales in reliance on this proviso since the date of this Indenture that has not been converted into cash or Cash Equivalents does not exceed $10,000,000 and (z) any Fully Traded Common Stock that is converted into cash or Cash Equivalents shall be applied as provided in this Section, (3) no Default or Event of Default shall have occurred and be continuing at the time of, or would occur after giving effect, on a pro forma basis, to, such Asset Sale, and (4) the Board of Directors of the Company determines in good faith that the Company or such Subsidiary, as applicable, receives fair market value for such Asset Sale.

     An acquisition of Securities pursuant to an Asset Sale Offer may be deferred beyond the 12-month period stipulated in this Section until the accumulated Net Cash Proceeds from Asset Sales not applied to the uses


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set forth in clause (1)(b) of the immediately preceding paragraph (the "Excess
Proceeds") exceeds $10,000,000 and that each Asset Sale Offer shall remain open for 20 Business Days following its commencement (the "Asset Sale Offer Period"). Upon expiration of the Asset Sale Offer Period, the Company shall apply the Excess Proceeds plus an amount equal to accrued and unpaid interest to the purchase of all Securities and other Indebtedness properly tendered (on a pro rata basis if the Excess Proceeds are insufficient to purchase all Securities and other Indebtedness so tendered) at the Asset Sale Offer Price (together with accrued interest) (or other applicable price for other Indebtedness). To the extent that the aggregate amount of Securities tendered pursuant to an Asset Sale Offer and other Indebtedness tendered pursuant to a similar offer is less than the Excess Proceeds, the Company may use any remaining Net Cash Proceeds for general corporate purposes as otherwise permitted by this Indenture and following each Asset Sale Offer the Excess Proceeds amount shall be reset to zero. For purposes of clause (2) of the immediately preceding paragraph, total consideration received means the total consideration received for such Asset Sales minus the amount of (a) Indebtedness which is not Subordinated Indebtedness assumed by a transferee which assumption permanently reduces the amount of Indebtedness outstanding on the Issue Date or permitted pursuant to paragraph (b) of the definition "Permitted Indebtedness" (including that in the case of a revolver or similar arrangement that makes credit available, such commitment is so reduced by such amount) and (b) property that within 30 days of such Asset Sale is converted into cash or Cash Equivalents.

     The Company and its Subsidiaries may undertake the following actions without complying with the prior two paragraphs:

          (i) the Company and its Subsidiaries may, in the ordinary course of business, convey, sell, transfer, assign or otherwise dispose of inventory, receivables and notes receivable acquired and held for resale in the ordinary course of business;

          (ii) the sale, lease, transfer or other conveyance of all or substantially all of the assets of the Company, on a consolidated basis, will be governed by the provisions described under Section 1015 and Section 801 and Section 802 and not by the provisions of this Section;

          (iii) the Company and its Subsidiaries may sell or dispose of damaged, worn out or other obsolete property in the ordinary course of business so long as such property is no longer necessary for the proper conduct of the business of the Company or such Subsidiary, as applicable;

          (iv) the Company and its Subsidiaries may convey, sell, transfer, assign or otherwise dispose of assets to the Company or a Subsidiary;

          (v) the Company and its Subsidiaries may securitize their accounts receivable under long term system leases;

          (vi) the Company and its Subsidiaries may simultaneously exchange property or assets for other property or assets, provided that the property or assets received by the Company or Subsidiary have at least substantially equal fair market value to the Company or Subsidiary as the property or assets exchanged (as determined by the Board of Directors evidenced by a Board Resolution filed with the Trustee) and will immediately constitute or be part of a Related Business of the Company or such Subsidiary;

          (vii)  a Subsidiary may issue Equity Interests of such Subsidiary;

          (viii) the Company may sell, lease, transfer or otherwise convey, including by means of a merger or consolidation, all or any part of its motion simulation and attractions business, provided that it complies with the requirements of clause (4) of the first paragraph of this Section;

          (ix) the Company and its Subsidiaries may sell or liquidate Cash Equivalents; and

          (x) the Company and its Subsidiaries may make Investments in Permitted Joint Ventures that qualify as Permitted Investments pursuant to clause (1) of the definition of Permitted Investments.

     All Net Cash Proceeds from an Event of Loss shall be invested, used for prepayment of Indebtedness, or used to repurchase Securities, all within the period and as otherwise provided above in clause 1(a) or 1(b) of the first paragraph of this Section.

     Any Asset Sale Offer shall be made in compliance with all applicable laws, rules, and regulations, including, if applicable, Regulation 14E of the Exchange Act and the rules and regulations thereunder and all other applicable Federal and state securities laws. To the extent that the provisions of any securities laws or regulations conflict with the terms hereof, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations hereunder by virtue thereof.

     Section 1014 Limitation on Transactions with Affiliates.

     Neither the Company nor any of its Subsidiaries shall on or after the Issue Date enter into or suffer to exist any contract, agreement, arrangement or transaction with any Affiliate (an "Affiliate Transaction"), or any series of related Affiliate Transactions, (other than Exempted Affiliate Transactions) (i) unless it is determined that the terms of such Affiliate Transaction are fair and reasonable to the Company, and no less favorable to the Company than could have been obtained in an arm's length transaction with a non-Affiliate and, (ii) if involving consideration to either party in excess of $2,000,000, unless such Affiliate Transaction(s) is evidenced by an Officers' Certificate addressed and delivered to the Trustee certifying that such Affiliate Transaction(s) has been approved by a majority of the members of the Board of Directors that are disinterested in such transaction and (iii) if involving consideration to either party in excess of $10,000,000, unless in addition the Company, prior to the consummation thereof, obtains a written favorable opinion as to the fairness of such transaction to the Company from a financial point of view from an independent investment banking firm of national reputation in the United States.

     Section 1015 Offer to Repurchase Securities Upon A Change of Control.

     In the event that a Change of Control has occurred, the Company shall make an irrevocable and unconditional offer (the "Change of Control Offer"), to repurchase all or any part of such Holder's Securities then outstanding (provided, that the principal amount of such Securities must be $1,000 or an integral multiple thereof) on a date (the "Change of Control Purchase Date") that is no later than 60 Business Days after the occurrence of such Change of Control, at a cash price equal to 101% of the principal amount thereof (the "Change of Control Purchase Price"), together with accrued and unpaid interest to the Change of Control Purchase Date. The Change of Control Offer shall be made within 10 Business Days following a Change of Control and shall remain open for 30 Business Days following its commencement (the "Change of Control Offer Period"). Upon expiration of the Change of Control Offer Period, the Company promptly shall purchase all Securities properly tendered in response to the Change of Control Offer.

     "Change of Control" means (i) any merger, amalgamation or consolidation of the Company with or into any person or any sale, lease transfer or other conveyance, whether direct or indirect, of all or substantially all of the assets of the Company, on a consolidated basis, in one transaction or a series of related transactions, if, immediately after giving effect to such transaction(s), any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable) (other than an Excluded Person) is or becomes the "beneficial owner," directly or indirectly, of more than 50% of the total voting power in the aggregate normally entitled to vote in the election of directors, managers, or trustees, as applicable, of the transferee(s) or surviving entity or entities, (ii) any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable) (other than an Excluded Person) is or becomes the "beneficial owner," directly or indirectly, of more than 50% of the total voting power in the aggregate of all classes of Capital Stock of the Company then outstanding normally entitled to vote in elections of directors, or (iii) during any period of 12 consecutive months after the Issue Date, individuals who at the beginning of any such 12-month period constituted the Board of Directors of the Company (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office.

     On or before the Change of Control Purchase Date, the Company shall (i) accept for payment Securities or portions thereof properly tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent cash sufficient to pay the Change of Control Purchase Price (together with accrued and unpaid interest) of all Securities so tendered and (iii) deliver to the Trustee Securities so accepted together with an Officers' Certificate listing the Securities or portions thereof being purchased by the Company. The Paying Agent promptly will pay the Holders of Securities so accepted an amount equal to the Change of Control Purchase Price (together with accrued and unpaid interest), and the Trustee promptly will authenticate and deliver to such Holders a new Security equal in principal amount to any unpurchased portion (but not including accrued but unpaid interest) of the Security surrendered. Any Securities not so accepted will be delivered promptly by the Company to the Holder thereof. The Company publicly shall announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Purchase Date.

     Section 1016 Payment of Additional Amounts.

     All amounts paid or credited by the Company under or with respect to the Securities, or by any Guarantor pursuant to its Guarantee, will be made free and clear of and without withholding or deduction for or on account of any present or future tax, duty, levy, impost, assessment, or other governmental charge imposed or levied by or on behalf of the Government of Canada or of any province or territory thereof or by any authority or agency therein or thereof having power to tax (hereinafter "Taxes"), unless the Company or such Guarantor, as the case may be, is required to withhold or deduct Taxes by law or by the interpretation or administration thereof by the relevant government authority or agency. If the Company or any Guarantor is so required to withhold or deduct any amount for or on account of Taxes from any payment or credit made under or with respect to the Securities or Guarantees, the Company or such Guarantor will pay such additional amounts (the "Additional Amounts") as may be necessary so that the net payment or credit received by each owner of a beneficial interest in the Securities (including Additional Amounts) after such withholding or deduction will not be less than the amount the Holder or owner of a beneficial interest in the Securities would have received if such Taxes had not been withheld or deducted; provided that no Additional Amounts will be payable with respect to a payment or credit made to an owner of a beneficial interest in the Securities
(i) with whom the Company does not deal at arm's length (within the meaning of the Income Tax Act (Canada)) at the time of making such payment or credit, (ii) which is subject to such Taxes by reason of its being connected with Canada or any province or territory thereof otherwise than by the mere holding, use or ownership or deemed holding, use or ownership, of the Securities or the receipt of payments or credits or enforcing any rights thereunder, (iii) which is subject to such Taxes by reason of its failure to comply with any certification, identification, information, documentation or other reporting requirement if compliance is required by law, regulation, administrative practice or an applicable treaty as a precondition to exemption from, or a reduction in the rate of deduction or withholding of, such Taxes, (iv) which failed to duly and timely comply with a timely request by the Company to provide information, documents, certification or other evidence concerning such Holder's nationality, residence, entitlement to treaty benefits, identity or connection with Canada or any political subdivision or authority thereof, if and to the extent that due and timely compliance with such request could have resulted in the reduction or elimination of any Taxes as to which Additional Amounts would otherwise have been payable to such Holder of Securities but for this clause (iv), (v) which is a fiduciary, a partnership or not the beneficial owner of any payment on a Security, if and to the extent that any beneficiary or settlor of such fiduciary, any partner of such partnership or the beneficial owner of such payment (as the case may be) would not have been entitled to receive Additional Amounts with respect to such payment if such beneficiary, settlor, partner or beneficial owner had been the Holder of such Security or (vi) any combination of the foregoing clauses (i) through (v) (in each case referred to herein as an "Excluded Holder"). The Company or such Guarantor will also (1) make such withholding or deduction and
(2) remit the full amount deducted or withheld to the relevant authority in accordance with and in the time required by applicable law. The Company will furnish the Holders of the Securities, within 30 days after the date the payment of any Taxes is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by the Company, if reasonably available. In the event that the Company or such Guarantor fails to remit any taxes in respect of which Additional Amounts are payable, the Company or such Guarantor will indemnify and hold harmless each owner of a beneficial interest in the Securities (other than an Excluded Holder) and upon written request reimburse such owner of a beneficial interest in the Securities for the amount of (i) any Taxes levied on and paid by, such owner of a beneficial interest in the Securities as a result of payment made with respect to the Securities (including penalties, interest and expenses arising from or with respect to such Taxes) and (ii) any Taxes (including penalties, interest and expenses arising from or with respect to such Taxes) imposed with respect to payment of Additional Amounts or any reimbursement pursuant to this sentence.

     At least 30 days prior to each date on which any payment under or with respect to the Securities is due and payable, if the Company will be obligated to pay Additional Amounts with respect to such payments, the Company will deliver to the Trustee an Officers' Certificate stating the fact that such Additional Amounts will be payable and the amounts so payable and setting forth such other information necessary to enable the Trustee to pay such Additional Amounts to Holders or owners of a beneficial interest in the Securities, as the case may be, on the payment date.

     The obligations of the Company under this Section 1016 shall survive the termination of this Indenture and the payment of all amounts under or with respect to the Securities.

     Section 1017 Limitation on Status as Investment Company.

     The Company and its Subsidiaries shall not be required to register as an "investment company" (as that term is defined in the Investment Company Act of 1940, as amended), or from otherwise becoming subject to regulation under the Investment Company Act.

     Section 1018 Payments for Consent.

     Neither the Company nor any of its Subsidiaries shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder of any Securities for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities unless such consideration is offered to be paid or agreed to be paid to all Holders of the Securities who so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement, which solicitation documents will be mailed to all Holders of the Securities a reasonable amount of time prior to the expiration of such solicitation.

     Section 1019 Reports.

     The Company shall:

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

          (1) file with the Trustee, within 15 days of the required date of filing with the Commission, copies of its annual and quarterly reports and of the information, documents and reports which the Company or any Subsidiary is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. To the extent that the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall file with the Commission and provide to the Trustee, at the same time as if it were subject to such requirements, such annual and quarterly reports and such information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which it would be required to file with the Commission if it were subject to such requirements and shall also make such reports available to prospective purchasers of the Securities, securities analysts and broker-dealers upon their request.;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (3) transmit by mail to all Holders, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and
(2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

     Section 1020 Subsidiary Guarantors .

     (a) All future North American Subsidiaries of the Company shall, subject to the limitations set forth in Article XIII, jointly, severally, irrevocably and unconditionally, guarantee all principal, premium, if any, and interest on the Securities on a senior basis and shall execute a supplemental indenture substantially in the form of Exhibit F hereto and deliver an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee regarding the due authorization, execution and delivery of the supplemental indenture.

     (b) The Company shall not permit any of its Subsidiaries, directly or indirectly, to Guarantee or pledge any assets to secure the payment of any other Indebtedness of the Company or any Subsidiary thereof, other than Foreign Subsidiaries, unless such Subsidiary is a Guarantor or simultaneously executes and delivers a supplemental indenture providing for the Guarantee of payment of the Securities by such Subsidiary, which Guarantees shall be senior to or pari passu with such Subsidiary's Guarantee of such other Indebtedness.

     Section 1021 Statement By Officers as to Default; Compliance Certificates.

     The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year, of the Company ending after the date hereof an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of Section 801 and Sections 1004 to 1019, inclusive, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

     The Company shall deliver to the Trustee, as soon as possible and in any event within 10 days after the Company becomes aware or should reasonably become aware of the occurrence of an Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default, and the action which the Company proposes to take with respect thereto.

     Section 1022 Waiver of Certain Covenants.

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

     The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 801 and Sections 1005 to 1020, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, with consent of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect; provided, however, with respect to an Asset Sale Offer or Change of Control Offer as to which an offer has been mailed, no such waiver may be made or shall be effective against any Holder tendering Securities pursuant to such offer, and the Company may not omit to comply with the terms of such offer as to such Holder.

                                   ARTICLE XI

                            Redemption of Securities

     Section 1101 Right of Redemption.

     (a) Except as set forth in paragraph (b) of this Section 1101, the Company shall not have the option to redeem the Securities prior to December 1, 2007. The Company shall have the option to redeem the Securities for cash, in whole or in part, at any time on or after December 1, 2007 upon not less than 30 days nor more than 60 days notice to each Holder of Securities, at the redemption prices (expressed as percentages of principal amount) if redeemed during the twelve-month period beginning on December 1 of the years indicated below in each case (subject to the right of Holders of record on a Record Date to receive interest due but not yet paid on an Interest Payment Date that is on or prior to such Redemption Date) plus accrued and unpaid interest thereon to the Redemption
Date:

Year                                    Percentage
----                                    ----------
2007................................    104.813%
2008................................    102.406%
2009 and thereafter.................    100.000%


     (b) Until December 1, 2006, upon a Qualified Equity Offering, up to 35% of the aggregate principal amount of the Securities issued pursuant to the Indenture may be redeemed at the option of the Company within 90 days of such Qualified Equity Offering, on not less than 30 days, but not more than 60 days, notice to each Holder of the Securities to be redeemed, with cash from the Net Cash Proceeds of such Qualified Equity Offering, at 109.625% of the principal amount thereof (subject to the right of Holders of record on a Record Date to receive interest due but not yet paid on an Interest Payment Date that is on or prior to such Redemption Date) together with accrued and unpaid interest thereon to Redemption Date; provided, however, that immediately following such redemption not less than 65% of the aggregate principal amount of the Securities issued on the Issue Date remain outstanding.

     (c) If, as a result of any change in, or amendment to, the laws (or any regulations promulgated thereunder) of Canada (or any political subdivision or taxing authority or agency thereof or therein), or any change in or amendment to any official position or administration or assessing practices regarding the application or interpretation of such laws or regulations, which change or amendment is announced or becomes effective on or after the date of the Offering Circular, the Company has become or would become obligated to pay, on the next date on which any amount would be payable under or with respect to the Securities, any Additional Amounts to a Holder (other than an Excluded Holder) in accordance with Section 1016 hereof, then the Company may, at its option at any time thereafter (provided the obligation to pay such Additional Amounts still exists at such time), redeem the Securities, in whole but not in part, at a redemption price equal to 100% of the principal amount of Securities, together with interest accrued thereon to the Redemption Date provided that the Company determines, in its business judgment, that the obligation to pay such Additional Amounts cannot be avoided by the use of reasonable measures available to the Company which would not involve any liability of any kind to the Company, except for any cost or expense which is minimal, not including substitution of the obligor under the Securities.

     Section 1102 No Mandatory Redemption.

     The Company shall not be required to make mandatory redemption payments with respect to the Securities.

     Section 1103 Election to Redeem; Notice to Trustee.

     If the Company elects to redeem Securities pursuant to the optional redemption provisions of Section 1101 hereof, it shall furnish to the Trustee, at least 30 days (unless a shorter period is acceptable to the Trustee) but not more than 60 days before a redemption date, an Officers' Certificate setting forth (a) the clause of this Indenture pursuant to which the redemption shall occur, (b) the Redemption Date, (c) the principal amount of Securities to be redeemed and (d) the redemption price.

     Section 1104 Selection by Trustee of Securities to Be Redeemed.

     If fewer than all of the Securities are to be redeemed at any time, the Trustee shall select the Securities to be redeemed among the Holders of the Securities in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed or, if the Securities are not so listed, on a pro rata basis, by lot or in accordance with any other method the Trustee considers fair and appropriate. In the event of partial redemption by lot, the particular Securities to be redeemed shall be selected, unless otherwise provided herein not less than 30 nor more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Securities not previously called for redemption.

     The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed. Securities and portions of Securities selected shall be in amounts of $1,000 or integral multiples of $1,000; except that if all of the Securities of a Holder are to be redeemed, the entire outstanding amount of Securities held by such Holder, even if not an integral multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

     Section 1105 Notice of Redemption.

     Subject to the provisions of Section 1101 hereof, at least 30 days but not more than 60 days before a redemption date, the Company shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Securities are to be redeemed at its registered address.

     The notice shall identify the Securities (including applicable CUSIP numbers) to be redeemed and shall state:

     (a) the redemption date;

     (b) the redemption price;

     (c) if any of the Securities are being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the redemption date upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion shall be issued upon cancellation of the original Security;

     (d) the name and address of the Paying Agent;

     (e) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

     (f) that, unless the Company defaults in making such redemption payment or the Paying Agent is prohibited from making such payments pursuant to the terms of this Indenture, interest on Securities (or portions thereof) called for redemption ceases to accrue on and after the Redemption Date;

     (g) the paragraph of the Securities and/or the Section of this Indenture pursuant to which the Securities called for redemption are being redeemed; and

     (h) that no representation is made as to the correctness or accuracy of the CUSIP or ISIN number, if any, listed in such notice or printed on the Securities.

     At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense; provided, however, that the Company shall have delivered to a Responsible Officer of the Trustee, at least 35 days (unless a shorter period is acceptable to the Trustee) prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

     Once notice of redemption is mailed in accordance with Section 1105, Securities called for redemption become irrevocably due and payable on the Redemption Date at the redemption price stated in the notice. Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.

     Section 1106 Deposit of Redemption Price

     On or prior to the Redemption Date, the Company shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which have been delivered by the Company to the Trustee for cancellation. The Trustee or the Paying Agent shall promptly return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the redemption price of, and accrued interest on, all Securities to be redeemed.

     If the Company complies with the provisions of the preceding paragraph, on and after the Redemption Date, interest shall cease to accrue on the Securities or the portions of Securities called for redemption. If a Security is redeemed on or after an interest record date but on or prior to the related interest payment date, then any accrued and unpaid interest shall be paid to the Person in whose name such Security was registered at the close of business on such record date. If any Security called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the redemption date until such unpaid principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Securities and in Section 307 hereof.

     Section 1107 Securities Redeemed in Part Upon surrender of a Security that is redeemed in part, the Company shall issue and, upon the Company's written request, the Trustee shall authenticate for the Holder at the expense of the Company a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

                                  ARTICLE XII

                       Defeasance and Covenant Defeasance

     Section 1201 Company's Option to Effect Defeasance or Covenant Defeasance.

     The Company may at its option by Board Resolution, at any time, elect to have either Section 1202 or Section 1203 applied to all Outstanding Securities upon compliance with the conditions set forth below in this Article XII.

     Section 1202 Defeasance and Discharge.

     Upon the Company's exercise of the option provided in Section 1201 applicable to this Section 1202, the Company shall, subject to the satisfaction of the conditions set forth in Section 1204 hereof, be deemed to have been discharged from its obligations with respect to all Outstanding Securities and Guarantees on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities and the Guarantors shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Guarantees, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 1205 hereof and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Securities, such Guarantees and this Indenture (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Outstanding Securities to receive, solely from the trust fund described in
Section 1204, and as more fully set forth in such Section, payments in respect of the principal of, and premium, if any, and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003 (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's obligations in connection therewith and (D) this Article XII. Subject to compliance with this Article XII, the Company may exercise its option under this
Section 1202 notwithstanding the prior exercise of its option under Section
1203.

     Section 1203 Covenant Defeasance.

     Upon the Company's exercise of the option provided in Section 1201 applicable to this Section 1203, subject to the satisfaction of the conditions set forth in Section 1204 hereof, (i) the Company and the Guarantors shall be released from its obligations under Sections 1005 through 1015, inclusive, Sections 1019 through 1021 and Clauses (iii) and (iv) of Section 801, and the Guarantors shall be released from their obligations under Section 1303 hereof, and (ii) the occurrence of an event specified in Sections 501(3) (with respect to Sections 1005 through 1017, inclusive, and Sections 1019 and 1020), 501(5) (with respect to Clauses (iii) or (iv) of Section 801), 501(6) and 501(7) shall not be deemed to be an Event of Default (hereinafter "covenant defeasance"). For this purpose, such covenant defeasance means that the Company and the Guarantors may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, Clause or Article, whether directly or indirectly by reason of any reference elsewhere herein to any such Section, Clause or Article or by reason of any reference in any such Section, Clause or Article to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

     Section 1204 Conditions to Defeasance or Covenant Defeasance.

     The following shall be the conditions to application of either Section 1202 or Section 1203 to the then Outstanding Securities:

          (1) The Company must irrevocably deposit with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article XII applicable to it), in trust, for the benefit of the Holders of such Securities, (A) U.S. legal tender, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or
(C) a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of, premium, if any, and interest on such Securities on the applicable redemption date or such principal or installment of principal of, premium, if any, or interest on such Securities, and the Holders of Securities must have a valid, perfected, exclusive security interest in such trust.

          (2) In the case of an election under Section 1202, the Company shall have delivered to the Trustee an Opinion of Counsel qualified to practice law in the United States reasonably acceptable to the Trustee confirming that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable U.S. federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of such Securities will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such defeasance and will be subject to U.S. federal income tax on the same amount, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

          (3) In the case of an election under Section 1203, the Company shall have delivered to the Trustee an Opinion of Counsel qualified to practice law in the United States reasonably acceptable to the Trustee confirming that the Holders of such Securities will not recognize income, gain or loss for U.S. Federal income tax purposes as a result of such covenant defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

          (4) In the case of an election under Section 1202 or Section 1203, the Company shall have delivered to the Trustee an Opinion of Counsel qualified to practice law in Canada reasonably acceptable to the Trustee confirming that (x) that the Holders of such Securities will not recognize gain or loss for Canadian federal, provincial or territorial income tax purposes as a result of such deposit, defeasance or covenant defeasance or discharge and will be subject to Canadian federal provincial and territorial income tax and other tax on the same amounts, in the same manner and at the same times as would have been the case had such deposit, defeasance or covenant defeasance and discharge, as the case may be, not occurred and (y) the interest, principal and other amounts paid or credited in respect of such Securities will not be subject to Canadian withholding tax as a result of such deposit, defeasance or covenants defeasance or discharge (and for the purposes of such opinion, such Canadian counsel shall assume that Holders of the Securities include Holders who are not resident in Canada).

          (5) No Default or Event of Default shall have occurred and be continuing on the date of such deposit or, in the case of an election under
Section 1202, insofar as Events of Default from bankruptcy or insolvency are concerned, at any time in the period ending on the 91st day after the date of deposit;

          (6) Such defeasance or covenant defeasance will not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

          (7) The Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of such Securities over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company or others; and

          (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that the conditions precedent provided for, in the case of the Officers' Certificate, clauses (1) through (7) and, in the case of the Opinion of Counsel, clauses (1) (with respect to the validity and perfection of the security interest), (2), (3), (4) and (6) of this subsection relating to the defeasance or covenant defeasance, as applicable, have been complied with.

     Section 1205 Deposited Money and U.S. Government Obligations to be Held in
Trust: Other Miscellaneous Provisions.

     Subject to the provisions of Section 1206, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively, for purposes of this Section 1205, the "Trustee") pursuant to Section 1204 in respect of the Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal, and premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or U.S. Government Obligations deposited pursuant to Section 1204 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

     Anything in this Article XII to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the request of the Company any money or U.S. Government Obligations held by it as provided in
Section 1204 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be opinion delivered under Section 1204(a) hereof), are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

     Section 1206 Repayment to Company.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as a secured creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in The New York Times and The Wall Street Journal (national edition) notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

     Section 1207 Reinstatement.

     If the funds deposited with the Trustee to apply to either Section 1202 or 1203 are insufficient to pay the principal of, premium, if any, and interest on the Securities due, or if the Trustee or the Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 1202 or 1203 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's and the Guarantors' obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article XII until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1202 or 1203, and no such defeasance will be deemed to have occurred; provided, however, that if the Company makes any payment of principal of, and premium, if any, or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.

                                  ARTICLE XIII

                                  Guarantees.

     Section 1301 Guarantees.

     By its execution hereof, each of the Guarantors acknowledges and agrees that it receives direct and indirect benefits from the financing arrangements contemplated by the Indenture and that such party is providing its Guarantee for good and valuable consideration, including, without limitation, such benefits. Accordingly, subject to the provisions of this Article XIII, each Guarantor, jointly and severally, hereby unconditionally guarantees on a senior unsecured basis to each Holder of a Security authenticated and delivered by the Trustee and its successors and assigns that: (i) the principal of, and premium if any, and interest on the Securities shall be duly and punctually paid in full when due, whether at maturity, by acceleration, redemption, upon a Change of Control Offer, upon an Asset Sale Offer or otherwise, and interest on overdue principal, and premium, if any, and (to the extent permitted by law) interest on any interest, if any, on the Securities and all other obligations of the Company to the Holders or the Trustee hereunder or under the Securities (including fees, expenses or other) shall be promptly paid in full or performed, all in accordance with the terms hereof; and (ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration, redemption, upon a Change of Control, upon an Asset Sale Offer or otherwise, subject, however, in the case of clauses (i) and (ii) above, to the limitations set forth in Section 1305 (collectively, the "Guarantee Obligations").

     Subject to the provisions of this Article XIII, each Guarantor hereby agrees that its Guarantee hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any thereof, the entry of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each Guarantor hereby waives and relinquishes: (a) any right to require the Trustee, the Holders or the Company (each, a "Benefitted Party") to proceed against the Company or any other Person or to proceed against or exhaust any security held by a Benefitted Party at any time or to pursue any other remedy in any secured party's power before proceeding against the Guarantors;
(b) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other Person or Persons or the failure of a Benefitted Party to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other Person or Persons; (c) demand, protest and notice of any kind (except as expressly required by this Indenture), including but not limited to notice of the existence, creation or incurring of any new or additional Indebtedness or obligation or of any action or non-action on the part of the Guarantors, the Company, any Benefitted Party, any creditor of the Guarantors or the Company or on the part of any other Person whomsoever in connection with any obligations the performance of which are hereby guaranteed; (d) any defense based upon an election of remedies by a Benefitted Party, including but not limited to an election to proceed against the Guarantors for reimbursement; (e) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (f) any defense arising because of a Benefitted Party's election, in any proceeding instituted under the Bankruptcy Law, of the application of
Section 1111(b)(2) of the Bankruptcy Code; and (g) any defense based on any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code. The Guarantors hereby covenant that, except as otherwise provided therein, the Guarantees shall not be discharged except by payment in full of all Guarantee Obligations, including the principal, premium, if any, and interest on the Securities and all other costs provided for under this Indenture or as provided in Article XII. The Guarantees described herein are Guarantees of payment and not of collectibility.


     If any Holder or the Trustee is required by any court or otherwise to return to either the Company or the Guarantors, or any custodian, liquidator, trustee or similar official acting in relation to either the Company or the Guarantors, any amount paid by the Company or the Guarantors to the Trustee or such Holder, the Guarantees, to the extent theretofore discharged, shall be reinstated in full force and effect. Each of the Guarantors agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any Guarantee Obligations hereby until payment in full of all such obligations guaranteed hereby. Each Guarantor agrees that, as between it, on the one hand, and the Holders of Securities and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article V hereof for the purposes hereof, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guarantee Obligations, and (y) in the event of any acceleration of such obligations as provided in Article V hereof, such Guarantee Obligations (whether or not due and payable) shall forthwith become due and payable by such Guarantor for the purpose of the Guarantee. The Guarantors shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the right of the Holders under the Indenture.

     Section 1302 Execution and Delivery of Guarantees .

     To evidence the Guarantees set forth in Section 1301 hereof, each of the Guarantors agrees that a notation of the Guarantees substantially in the form included in Exhibit B hereto shall be endorsed on each Security authenticated and delivered by the Trustee and that this Indenture shall be executed on behalf of each of the Guarantors by an Officer of each of the Guarantors.

     Each of the Guarantors agree that the Guarantees set forth in this Article XIII shall remain in full force and effect and apply to all the Securities notwithstanding any failure to endorse on each Security a notation of the Guarantees.

     If an Officer whose facsimile signature is on a Security or a notation of Guarantee no longer holds that office at the time the Trustee authenticates the Security on which the Guarantees are endorsed, the Guarantees shall be valid nevertheless.

                  The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantees set forth in this Indenture on behalf of the Guarantors.

     Section 1303 Guarantors May Consolidate, Etc., on Certain Terms

     (a) Nothing contained in this Indenture or in the Securities shall prevent any consolidation or merger of any Guarantor with or into each other or with or into the Company or another Guarantor, or shall prevent any sale or conveyance of the property of a Guarantor as an entirety or substantially as an entirety to the Company or another Guarantor. Upon any such consolidation or merger, the Guarantee of the Guarantor that does not survive the consolidation or merger shall no longer be of any force or effect.

     (b) Except as otherwise provided in Section 1304, no Guarantor may sell or otherwise dispose of all or substantially all of its assets to, or consolidate with or merge with or into (whether or not such Guarantor is the surviving Person) another Person, unless, subject to the provisions of the following paragraph and the other provisions of this Indenture: (i) immediately after giving effect to such transaction, no Default or Event of Default exists; and
(ii) either: (A) the Person acquiring the property in any such sale or disposition or the Person formed by or surviving any such consolidation or merger (if other than such Guarantor) is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia or Canada or any province or territory thereof and assumes all the obligations of such Guarantor under this Indenture, its Guarantee and the Registration Right Agreement pursuant to a supplemental indenture in form reasonably satisfactory to the Trustee; or (B) such sale or other disposition or consolidation or merger complies with all of the requirements of Section 1013. In case of any such consolidation or merger or sale or other disposition and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and reasonably satisfactory in form to the Trustee, of the Guarantees endorsed upon the Securities and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by such Guarantor, such successor corporation shall succeed to and be substituted for such Guarantor with the same effect as if it had been named herein as a Guarantor. Such successor corporation thereupon may cause to be signed any or all of the Guarantees to be endorsed upon all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee. All the Guarantees so issued shall in all respects have the same legal rank and benefit under this Indenture as the Guarantees theretofore and thereafter issued in accordance with the terms of this Indenture as though all of such Guarantees had been issued at the date of the execution hereof.

     (c) The Trustee, subject to the provisions of Section 103 hereof, shall be entitled to receive an Officers' Certificate as conclusive evidence that any such consolidation or merger, and any such assumption of Guarantee Obligations, comply with the provisions of this Section 1303. Such Officers' Certificate shall comply with the provisions of Section 102.

     Section 1304 Release of Guarantors

     Notwithstanding Section 1303(b), (i) upon the sale or other disposition (whether by merger, consolidation, stock purchase, Asset Sale or otherwise) of all of the assets or Capital Stock of a Guarantor to a Person that is not (either before or after giving effect to such transaction) a Subsidiary of the Company, if the sale of all such assets or Capital Stock of that Guarantor complies with Section 1013; (ii) upon the Company's proper designation of any Subsidiary that is a Guarantor as an Unrestricted Subsidiary, which transaction is in compliance with this Indenture (including, without limitation, the provisions of Section 1008); or (iii) solely in the case of a Guarantee created pursuant to Section 1020(b), upon the release or discharge of the Guarantee which resulted in the creation of such Guarantee pursuant to Section 1301, except a discharge or release by or as a result of payment under such Guarantee; such Guarantor will be deemed unconditionally released from its obligations under its Guarantee of the Securities; provided, however, that any termination pursuant to clause (iii) above shall occur only to the extent that all obligations of such Guarantor under all of its guarantees of, and under all of its pledges of assets or other security interests which secure, any of the Company's Indebtedness or any Indebtedness of any other of the Company's Subsidiaries (other than Subsidiaries that are contemporaneously sold or disposed of, or designated as Unrestricted Subsidiaries) shall also terminate upon such release, sale or transfer and none of its Equity Interests are pledged for the benefit of any holder of any of the Company's Indebtedness or any Indebtedness of any of the Company's Subsidiaries (other than Subsidiaries that are contemporaneously sold or disposed of, or designated as Unrestricted Subsidiaries).

     Upon delivery by the Company to the Trustee of an Officers' Certificate, to the effect that such sale or other disposition or that such designation was made by the Company in accordance with the provisions of this Indenture, the Trustee shall execute any documents reasonably required in order to evidence the release of any such Guarantor from its obligations under its Guarantee. Except as provided in Section 1303(a), any Guarantor not released from its obligations under its Guarantee shall remain liable for the full amount of principal of and interest on the Securities and for the other obligations of any Guarantor under this Indenture as provided in this Article XIII.

     Notwithstanding the foregoing provisions of this Article XIII, (i) any Guarantor whose Guarantee would otherwise be released pursuant to the provisions of this Section 1304 may elect, at its sole discretion, by written notice to the Trustee, to maintain such Guarantee in effect notwithstanding the event or events that otherwise would cause the release of such Guarantee (which election to maintain such Guarantee in effect may be conditional or for a limited period of time), and (ii) any Subsidiary of the Company which is not a Guarantor may elect, at its sole discretion, by written notice to the Trustee, to become a Guarantor (which election may be conditional or for a limited period of time).

     Section 1305 Limitation of Guarantor's Liability; Certain Bankruptcy Events

     (1) Each Guarantor, and by its acceptance of the Securities, each Holder, hereby confirms that it is the intention of all such parties that the Guarantee Obligation of such Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of any Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar U.S. federal or state law or Canadian federal or provincial law relating to fraudulent transfer or conveyance. To effectuate the foregoing intention, the Holders and such Guarantor hereby irrevocably agree that the Guarantee Obligations of such Guarantor under this Article XIII shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the Guarantee Obligations of such other Guarantor under this Article XIII, result in the Guarantee Obligations of such Guarantor under the Guarantee of such Guarantor not constituting a fraudulent transfer or conveyance under applicable law. Each Guarantor that makes a payment or distribution under a Guarantee shall be entitled to a contribution from each other Guarantor in a proportional amount based on the net assets of each Guarantor, determined in accordance with generally accepted accounting principles.

     (2) Each Guarantor hereby covenants and agrees, to the fullest extent that it may do so under applicable law, that in the event of the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company only, such Guarantor shall not file (or join in any filing of), or otherwise seek to participate in the filing of, any motion or request seeking to stay or to prohibit (even temporarily) execution on the Guarantee and hereby waives and agrees not to take the benefit of any such stay of execution, whether under
Section 362 or 105 of the Bankruptcy Law or otherwise; provided, however, nothing in this paragraph shall prevent the Guarantor from filing or seeking a motion or request to stay or prohibit (even temporarily) execution on the Guarantee or from benefiting from a stay of execution with respect to the insolvency, bankruptcy, dissolution, liquidation or reorganization proceedings of such Guarantor, or prohibit the Guarantor from commencing or consenting to any insolvency, bankruptcy, dissolution, liquidation or reorganization proceeding.

     Section 1306 Application of Certain Terms and Provisions to the Guarantors

     (1) For purposes of any provision of this Indenture which provides for the delivery by any Guarantor of an Officers' Certificate and/or an Opinion of Counsel, the definitions of such terms in Section 101 shall apply to such Guarantor as if references therein to the Company were references to such Guarantor.

     (2) Any request, direction, order or demand which by any provision of this Indenture is to be made by any Guarantor, shall be sufficient if evidenced as described in Sections 105 or 106 as if references therein to the Company were references to such Guarantor.

     (3) Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders to or on any Guarantor may be given or served as described in Sections 105 or 106 as if references therein to the Company were references to such Guarantor.

     (4) Upon any demand, request or application by any Guarantor to the Trustee to take any action under this Indenture, such Guarantor shall furnish to the Trustee such certificates and opinions as are required in Section 102 hereof as if all references therein to the Company were references to such Guarantor.

                                -----------------

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                   ISSUER:

                                   IMAX Corporation


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Sr. Vice President, Legal Affairs

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President Finance,
                                            Special Projects

                                   GUARANTORS:

                                   David Keighley Productions 70MM Inc.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX II U.S.A. Inc.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President

                                   IMAX Chicago Theatre LLC
                                   By its Managing Member
                                   IMAX Theatre Holding (California I) Co.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX Forum Ride, Inc.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX Minnesota Holding Co.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX Rhode Island Limited Partnership
                                   By its General Partner
                                   IMAX Providence General Partner Co.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President

                                   IMAX Sandde Animation Inc.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX Scribe Inc.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX Space Ltd.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX Theatre Holding Co.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President

                                   IMAX Theatre Holdings (OEI) Inc.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX Theatre Management Company


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX Theatre Services Ltd.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX U.S.A. Inc.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President

                                   Miami Theatre LLC
                                   By its Managing Member
                                   IMAX Theatre Holding (California I) Co.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   Mitey Cinema Inc.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President

                                   Mountainview Theatre Management Ltd.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   Nyack Theatre LLC
                                   By its Managing Member
                                   IMAX Theatre Holding (Nyack I) Co.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President

                                   Ridefilm Corporation


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   Sacramento Theatre LLC
                                   By its Managing Member
                                   IMAX Theatre Holding (California I) Co.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   Sonics Associates, Inc.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   Starboard Theatres Ltd.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President

                                   Tantus Films Ltd.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   Wire Frame Films Ltd.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   1329507 Ontario Inc.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   924689 Ontario Inc.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President

                                   IMAX (Titanica) Ltd.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX (Titanic) Inc.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX Music Ltd.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX Theatre Holding (Brossard) Inc.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President

                                   IMAX Film Holding Co.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX Indianapolis LLC


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX Pictures Corporation


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   Immersive Entertainment Inc.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President

                                   IMAX Providence General Partner Co.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX Providence Limited Partner Co.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX Theatre Holding (California I) Co.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX Theatre Holding (California II) Co.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President

                                   IMAX Theatre Holding (Nyack I) Co.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX Theatre Holding (Nyack II) Co.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX Theatre Management (Scottsdale), Inc.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   Panda Productions Inc.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President

                                   Strategic Sponsorship Corporation


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   Tantus II Films Ltd.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   RPM Pictures Ltd.


                                   By  /s/  G. Mary Ruby
                                     -----------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -----------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President

                                   TRUSTEE:

                                   U.S. Bank National Association,
                                            As Trustee


                                   By:  /s/  Frank P. Leslie III
                                      ---------------------------------------
                                   Name:    Frank P. Leslie III
                                   Title:   Vice President

                                    EXHIBIT A
                               [FORM OF SECURITY]

[THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 305 OF THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 305(a) OF THE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 309 OF THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.](1)

[THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO THE COMPANY OF ANY OF ITS SUBSIDIARIES, (II) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN INDIVIDUAL ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (III) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (IV) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (V) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH
(VI) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF

--------
(1) To be included only on Global Securities deposited with The Depository Trust Company as Depositary.

COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.](2)

[THIS SECURITY IS A REGULATION S TEMPORARY GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE. TRANSFERS OF BENEFICIAL INTERESTS IN THIS REGULATION S TEMPORARY GLOBAL SECURITY MAY NOT BE MADE TO A U.S. PERSON OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON (OTHER THAN THE INITIAL PURCHASER). THE CONDITIONS AND PROCEDURES GOVERNING TRANSFERS AND EXCHANGES OF BENEFICIAL INTERESTS HEREIN ARE SET FORTH IN THE INDENTURE.](3)


                                IMAX CORPORATION
             9 5/8% [Series A] [Series B](4) Senior Notes due 2010

CUSIP No. [         ]
No.                                                    $
    --------------                                      ----------------

     IMAX Corporation, a corporation duly organized and existing under the laws of Canada (herein called the "Company", which term includes any successor Person under the Indenture, dated as of December 4, 2003 (the "Indenture"), among the Company, the Guarantors and U.S. Bank National Association, as trustee, for value received) hereby promises to pay to ___________, or registered assigns, the principal amount of $[ ] Dollars on December 1, 2010, and to pay interest thereon from December 4, 2003 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 1 and December 1 in each year, commencing June 1, 2004, at the rate of 9 5/8% per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of 10 5/8% per annum on any overdue principal and premium and on any overdue installment of interest until paid. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 15 or November 15 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of, and premium, if any, and interest (and Special Interest, if any) on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer of immediately


--------
(2) To be included only on Transfer Restricted Securities.

(3) To be included only on Reg S Temporary Global Securities.

(4) Series A should be replaced with Series B in the Exchange Securities.

available funds pursuant to wire transfer instructions provided by a Holder to the Company or the Paying Agent

     For disclosure purposes under the Interest Act (Canada), if applicable hereto, whenever in this Indenture or in any Securities issued hereunder, interest at a specified rate is to be calculated on the basis of a period less than a calendar year, the yearly rate of interest to which such rate is equivalent is such rate multiplied by the actual number of days in the relevant calendar year and divided by the number of days in such period.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:                             IMAX CORPORATION





                                   By:
                                      --------------------------------------
                                   Name:
                                   Title:



                                   By:
                                      --------------------------------------
                                   Name:
                                   Title:


This is one of the Securities referred to in the within-mentioned Indenture.

U.S. Bank National Association,
as Trustee


By
  ------------------------------------------
Authorized Officer

                               Reverse of Security

              9 5/8% [Series A][Series B](5) Senior Note due 2010

     This Security is one of a duly authorized issue of Securities of the Company designated as its 9 5/8% Senior Notes due 2010 (herein called the "Securities"), issued and to be issued under an Indenture, dated as of December 4, 2003 (herein called the "Indenture"), between the Company, the Guarantors and U.S. Bank National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

     Except as described in the following two paragraphs, the Company will pay to each Holder, other than an Excluded Holder, certain Additional Amounts in the event of the withholding or deduction of certain Canadian taxes as described in the Indenture.

     The Company does not have the right to redeem any Securities prior to December 1, 2007. The Securities are redeemable for cash at the option of the Company, in whole or in part, at any time on or after December 1, 2007, upon not less than 30 days nor more than 60 days notice to each holder of Securities, at the following redemption prices (expressed as percentages of the principal amount) if redeemed during the 12-month period commencing December 1 of the years indicated below, in each case (subject to the right of Holders of record on a Record Date to receive interest due but not yet paid on an Interest Payment Date that is on or prior to such Redemption Date) together with accrued and unpaid interest thereon to the Redemption Date:

                 YEAR                              PERCENTAGE
                 ----                              ----------

                 2007............................   104.813%
                 2008............................   102.406%
                 2009 and thereafter.............   100.000%

     Until December 1, 2006 upon a Qualified Equity Offering up to 35% of the aggregate principal amount of the Securities issued pursuant to the Indenture may be redeemed at the option of the Company within 90 days of such Equity Offering on not less than 30 days, but not more than 60 days, notice to each Holder of the Securities to be redeemed, with cash from the Net Cash Proceeds of such Equity Offering at 109.625% of the principal amount thereof (subject to the right of Holders of record on a Record Date to receive interest due but not yet paid on an Interest Payment Date that is on or prior to such Redemption Date) together with accrued and unpaid interest thereon to the date of redemption; provided, however, that immediately following such redemption not less than 65% aggregate principal amount of the Securities issued on the Issue Date remain outstanding.

     The Company also may, at its option, redeem the Securities, in whole but not in part, at a redemption price equal to 100% of the principal amount of the Securities, together with accrued and unpaid interest to the Redemption Date, if the Company has become or would become obligated to pay, on the next date on which any amount would be payable under or with respect to the Securities, any Additional Amounts as a result of certain changes affecting Canadian withholding taxes which are specified in the Indenture at a Redemption Price equal to 100% of the principal amount of the Securities, together with accrued interest to but excluding the Redemption Date, provided that interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or


--------
(5) Series A should be replaced with Series B in the Exchange Securities.

more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof, all as provided in the Indenture.

     In the case of a partial redemption, the Trustee shall select the Securities or portions thereof for redemption on a pro rata basis, by lot or in such other manner it deems appropriate and fair. The Securities may be redeemed in part in multiples of $1,000 only.

     The Securities will not have the benefit of any sinking fund.

     In the event of redemption or purchase pursuant to an Offer to Purchase of this Security in part only, a new Security or Securities for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture provides that, subject to certain conditions, if (i) certain Excess Proceeds are available to the Company as a result of Asset Sales or (ii) a Change of Control occurs, the Company shall be required to make an Offer to Purchase for all or a specified portion of the Securities.

     The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     As provided for in the Indenture, the Company may, subject to certain limitations, from time to time, without notice to or the consent of the Holders, create and issue Additional Securities so that such Additional Securities shall be consolidated and form a single series with the Securities initially issued by the Company and shall have the same terms as to status, redemption or otherwise as the Securities originally issued. Any Additional Securities shall be issued with the benefit of an indenture supplemental to the Indenture.

     The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     [In addition to the rights provided to Holders of Securities under the Indenture, Holders of Transfer Restricted Securities shall have all the rights set forth in the Registration Rights Agreement, dated as of the date of the Indenture, by and among the Company, the Guarantors and the Initial Purchasers.](6)

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.




--------
(6) To be included only on Transfer Restricted Securities.

                                 ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (We) assign and transfer this Security to

-------------------------------------------------------------------------------
                  (Insert assignee's soc. sec. or tax I.D. no.)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint
                        -------------------------------------------------------

to transfer this Security on the books of the Company. The agent may substitute another to act for it.

Date:
      ----------------------------

                               Your Signature:
                                               --------------------------------
                (Sign exactly as your name appears on the face of this Security)


Signature Guarantee*

-------------------------------------------------------------------------------


*NOTICE: The Signature must be guaranteed by an Institution which is a member of one of the following recognized signature Guarantee Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or
(iv) such other guarantee program acceptable to the Trustee.

                       OPTION OF HOLDER TO ELECT PURCHASE


         If you want to elect to have this Security purchased by the Company pursuant to Section 1013 or 1015 of the Indenture, check the box below:

                   Section 1013 [  ]         Section 1015 [  ]

         If you want to elect to have only part of the Security purchased by the Company pursuant to Section 1013 or Section 1015 of the Indenture, state the amount you elect to have purchased (in denominations of $1,000 only, except if you have elected to have all of your Securities purchased):
$
  -----------

Date:                         Your Signature:
                                             ---------------------------------
                            (Sign exactly as your name appears on the Security)


                                       Tax Identification No.:
                                                                --------------
Signature Guarantee*

-------------------------------------------------------------------------------










*NOTICE: The Signature must be guaranteed by an Institution which is a member of one of the following recognized signature Guarantee Programs:(i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or
(iv) in such other guarantee program acceptable to the Trustee.

           SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY(7)


         The following exchanges of a part of this Global Security for an interest in another Global Security or for a Definitive Security, or exchanges of a part of another Global Security or Definitive Security for an interest in this Global Security, have been made:

                                                                          Principal Amount of           Signature of
                        Amount of decrease in   Amount of increase in     this Global Security      authorized officer of
                         Principal Amount of     Principal Amount of    following such decrease       Trustee or Notes
   Date of Exchange     this Global Security     this Global Security        (or increase)               Custodian
   ----------------     ---------------------   ---------------------   -----------------------     ---------------------



--------
(7) This should be included only if the Security is issued in global form.

                                                                      EXHIBIT B
                                    GUARANTEE

     The Guarantors listed below (hereinafter referred to as the "Guarantors," which term includes any successors or assigns under the Indenture, dated the date hereof, among the Guarantors, the Company (defined below) and U.S. Bank National Association, as trustee (the "Indenture") and any additional Guarantors), have irrevocably and unconditionally guaranteed on a senior unsecured basis the Guarantee Obligations (as defined in Section 1301 of the Indenture), which include (i) the due and punctual payment of the principal of, premium, if any, and interest and Special Interest, if any, on the 9 5/8% Senior Notes due 2010 (the "Securities") of IMAX Corporation, a corporation incorporated under the federal laws of Canada (the "Company"), whether at maturity, by acceleration, redemption, upon a Change of Control Offer, upon an Asset Sale Offer or otherwise, the due and punctual payment of interest on the overdue principal and premium, if any, and (to the extent permitted by law) interest on any interest on the Securities, and the due and punctual performance of all other obligations of the Company, to the Holders or the Trustee all in accordance with the terms set forth in Article XIII of the Indenture, and (ii) in case of any extension of time of payment or renewal of any Securities or any such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration, redemption, upon a Change of Control Offer, upon an Asset Sale Offer or otherwise.

     The obligations of each Guarantor to the Holders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article XIII of the Indenture and reference is hereby made to such Indenture for the precise terms of this Guarantee.

     No past, present or future director, officer, partner, manager, employee, incorporator or stockholder (direct or indirect) of the Guarantors (or any such successor entity), as such, shall have any liability for any obligations of the Guarantors under this Guarantee or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation, except in their capacity as an obligor or Guarantor of the Securities in accordance with the Indenture.

     This is a continuing Guarantee and shall remain in full force and effect and shall be binding upon each Guarantor and its successors and assigns until full and final payment of all of the Company's obligations under the Securities and Indenture or until released or legally defeased in accordance with the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Holders, and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a Guarantee of payment and not of collectibility.

     This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

     The obligations of each Guarantor under this Guarantee shall be limited to the extent necessary to insure that it does not constitute a fraudulent conveyance under applicable law.

     THE TERMS OF ARTICLE XIII OF THE INDENTURE IS INCORPORATED HEREIN BY REFERENCE.

     Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.

     IN WITNESS WHEREOF, each of the Guarantors has caused this instrument to be duly executed.

Dated:


                                   David Keighley Productions 70MM Inc.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:


                                   IMAX II U.S.A. Inc.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:

                                   IMAX Chicago Theatre LLC
                                   By its Managing Member
                                   IMAX Theatre Holding (California I) Co.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:


                                   IMAX Forum Ride, Inc.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:


                                   IMAX Minnesota Holding Co.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:


                                   IMAX Rhode Island Limited Partnership
                                   By its General Partner
                                   IMAX Providence General Partner Co.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:

                                   IMAX Sandde Animation Inc.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:


                                   IMAX Scribe Inc.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:


                                   IMAX Space Ltd.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:


                                   IMAX Theatre Holding Co.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:

                                   IMAX Theatre Holdings (OEI) Inc.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:


                                   IMAX Theatre Management Company


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:


                                   IMAX Theatre Services Ltd.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:


                                   IMAX U.S.A. Inc.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:

                                   Miami Theatre LLC
                                   By its Managing Member
                                   IMAX Theatre Holding (California I) Co.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:


                                   Mitey Cinema Inc.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:


                                   Mountainview Theatre Management Ltd.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:


                                   Nyack Theatre LLC
                                   By its Managing Member
                                   IMAX Theatre Holding (Nyack I) Co.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:

                                   Ridefilm Corporation


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:


                                   Sacramento Theatre LLC
                                   By its Managing Member
                                   IMAX Theatre Holding (California I) Co.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:


                                   Sonics Associates, Inc.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:


                                   Starboard Theatres Ltd.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:

                                   Tantus Films Ltd.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:


                                   Wire Frame Films Ltd.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:


                                   1329507 Ontario Inc.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:


                                   924689 Ontario Inc.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:

                                   IMAX (Titanica) Ltd.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:


                                   IMAX (Titanic) Inc.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:


                                   IMAX Music Ltd.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:


                                   IMAX Theatre Holding (Brossard) Inc.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:

                                   IMAX Film Holding Co.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:


                                   IMAX Indianapolis LLC


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:


                                   IMAX Pictures Corporation


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:


                                   Immersive Entertainment Inc.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:

                                   IMAX Providence General Partner Co.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:


                                   IMAX Providence Limited Partner Co.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:


                                   IMAX Theatre Holding (California I) Co.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:


                                   IMAX Theatre Holding (California II) Co.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:

                                   IMAX Theatre Holding (Nyack I) Co.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:


                                   IMAX Theatre Holding (Nyack II) Co.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:


                                   IMAX Theatre Management (Scottsdale), Inc.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:


                                   Panda Productions Inc.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:

                                   Strategic Sponsorship Corporation


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:


                                   Tantus II Films Ltd.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:


                                   RPM Pictures Ltd.


                                   By____________________________
                                   Name:
                                   Title:

                                   By____________________________
                                   Name:
                                   Title:

                                    EXHIBIT C

                         FORM OF CERTIFICATE OF TRANSFER

IMAX Corporation
2525 Speakman Drive
Sheridan Park
Mississauga, Ontario, L5K 1B1

U.S. Bank National Association
60 Livingston Avenue
St. Paul, Minnesota 55107-2292


         Re:  9 5/8% Senior Notes due 2010

Dear Sirs:

     Reference is hereby made to the Indenture, dated as of December 4, 2003 (the "Indenture"), among IMAX Corporation (the "Company"), the Guarantors party thereto and U.S. Bank National Association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture. ______________, (the "Transferor") owns and proposes to transfer the Security[ies] or interest in such Security[ies] specified in Annex A hereto, in the principal amount of $___________ in such Security[ies] or interests (the "Transfer"), to __________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

1. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE 144A GLOBAL SECURITY OR OF A DEFINITIVE SECURITY PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Security is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Security for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any State of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Security and/or the Definitive Security and in the Indenture and the Securities Act.

2. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE REGULATION S GLOBAL SECURITY OR OF A DEFINITIVE SECURITY PURSUANT TO REGULATION
S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a Person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market (as such term is used in Regulation S) and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States,
(ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Distribution Compliance Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser) and the interest transferred will be held immediately thereafter through Euroclear or Clearstream. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Security and/or the Definitive Security and in the Indenture and the Securities Act.

3. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN A GLOBAL SECURITY OR OF A DEFINITIVE SECURITY PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Securities and Restricted Definitive Securities and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any State of the United States, and accordingly the Transferor hereby further certifies that (check one):

       (a) [ ] Such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act; or

       (b) [ ] Such Transfer is being effected to the Company or a subsidiary thereof; or

       (c) [ ] Such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act; or

       (d) [ ] such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Security or Restricted Definitive Securities and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in a form of Exhibit E to the Indenture and (2) an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification and provided to the Company, which has confirmed its acceptability), to the effect that such Transfer is in compliance with the Securities Act.

       Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Global Security and/or Definitive Securities and in the Indenture and the Securities Act.

4. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL SECURITY OR OF AN UNRESTRICTED DEFINITIVE SECURITY.

       (a) [ ] CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities, on Restricted Definitive Securities and in the Indenture and the Securities Act.

       (b) [ ] CHECK IF TRANSFER IS PURSUANT TO REGULATION S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities, on Restricted Definitive Securities and in the Indenture and the Securities Act.

       (c) [ ] CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities or Restricted Definitive Securities and in the Indenture.

                            [signature page follows]

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company.



_______________________________               Dated: __________________________
[Insert Name of Transferor]



By: ____________________________
  Name:
  Title:

                       ANNEX A TO CERTIFICATE OF TRANSFER

1.   The Transferor owns and proposes to transfer the following:

[[CHECK ONE OF (a) OR (b)]

     (a)         [ ]       a beneficial interest in

        (i)      [ ]       144A Global Security, or

        (ii)     [ ]       501 Global Security, or

        (iii)    [ ]       Reg S Global Security; or

     (b)         [ ]       a Restricted Definitive Security.

2.   After the Transfer the Transferee will hold:

[CHECK ONE]

     (a)         [ ]       a beneficial interest in the:

        (i)      [ ]       144A Global Security, or

        (ii)     [ ]       501 Global Security, or

        (iii)    [ ]       Reg S Global Security,

        (iv)     [ ]       Unrestricted Global Security; or

     (b)         [ ]       a Restricted Definitive Security; or

     (c)         [ ]       an Unrestricted Definitive Security,

in accordance with the terms of the Indenture.

                                    EXHIBIT D

                         FORM OF CERTIFICATE OF EXCHANGE

IMAX Corporation
2525 Speakman Drive
Sheridan Park
Mississauga, Ontario, L5K 1B1

U.S. Bank National Association
60 Livingston Avenue
St. Paul, Minnesota 55107-2292



         Re:  9 5/8% Senior Notes due 2010

Dear Sirs:

         Reference is hereby made to the Indenture, dated as of December 4, 2003 (the "Indenture"), between IMAX Corporation (the "Company"), the Guarantors party thereto and U.S. Bank National Association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         ____________, (the "Owner") owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of $____________ in such Security[ies] or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

          1. EXCHANGE OF RESTRICTED DEFINITIVE SECURITIES OR BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL SECURITY FOR UNRESTRICTED DEFINITIVE SECURITIES OR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL SECURITY.

          (a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL SECURITY TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL SECURITY. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Security for a beneficial interest in an Unrestricted Global Security in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Security is being acquired in compliance with any applicable blue sky securities laws of any State of the United States.

          (b) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL SECURITY TO UNRESTRICTED DEFINITIVE SECURITY. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Security for an Unrestricted Definitive Security, the Owner hereby certifies (i) the Definitive Security is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Security is being acquired in compliance with any applicable blue sky securities laws of any State of the United States.

          (c) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE SECURITY TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL SECURITY. In connection with the Owner's Exchange of a Restricted Definitive Security for a beneficial interest in an Unrestricted Global Security, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any State of the United States.

          (d) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE SECURITY TO UNRESTRICTED DEFINITIVE SECURITY. In connection with the Owner's Exchange of a Restricted Definitive Security for an Unrestricted Definitive Security, the Owner hereby certifies (i) the Unrestricted Definitive Security is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Security is being acquired in compliance with any applicable blue sky securities laws of any State of the United States.

          2. EXCHANGE OF RESTRICTED DEFINITIVE SECURITIES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL SECURITIES FOR RESTRICTED DEFINITIVE SECURITIES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL SECURITIES.

          (a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL SECURITY TO RESTRICTED DEFINITIVE SECURITY. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Security for a Restricted Definitive Security with an equal principal amount, the Owner hereby certifies that (i) the Restricted Definitive Security is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any State of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Security issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Security and in the Indenture and the Securities Act.

          (b) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE SECURITY TO BENEFICIAL INTEREST IN A RESTRICTED GLOBAL SECURITY. In connection with the Exchange of the Owner's Restricted Definitive Security for a beneficial interest in the: [CHECK ONE]


[ ] 144A Global Security, [ ] Reg S Global Security, or [ ] 501 Global Security with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any State of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Security and in the Indenture and the Securities Act.

                            [signature page follows]

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company.



__________________________
[Insert Name of Owner]



By:_______________________
  Name:
  Title:



Dated:________________

                                    EXHIBIT E

                       FORM OF CERTIFICATE FROM ACQUIRING
                        INSTITUTIONAL ACCREDITED INVESTOR

IMAX Corporation
2525 Speakman Drive
Sheridan Park
Mississauga, Ontario, L5K 1B1

U.S. Bank National Association
60 Livingston Avenue
St. Paul, Minnesota 55107-2292


         Re:  9 5/8% Senior Notes due 2010

Dear Sirs:

         Reference is hereby made to the Indenture, dated as of December 4, 2003 (the "Indenture"), between IMAX Corporation (the "Company"), the Guarantors party thereto and U.S. Bank National Association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         In connection with our proposed purchase of $____________ aggregate principal amount of: (a) a beneficial interest in a Global Security, or (b) a Definitive Security, we confirm that:

1. We understand and acknowledge that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable securities law, and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law or pursuant to an exemption therefrom and in each case in compliance with the conditions for transfer set forth below.

2. We are an institutional "accredited investor" under the Securities Act within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act ("Rule 501") or, if the Securities are to be purchased for one or more accounts ("investor accounts") for which we are acting as fiduciary or agent and exercise sole investment discretion, each such investor account is an institutional "accredited investor" on a like basis. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of purchasing the Securities and invest in or purchase securities similar to the Securities in the normal course of our business. We and any accounts for which we are acting are each aware that we may be required, and are each able, to bear the economic risk of our or its investment in the Securities for an indefinite period of time.

3. We are purchasing the Securities for our own account, or for one or more investor accounts for which we are acting as a fiduciary or agent, in each case for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and subject to our or their ability to resell such Securities pursuant to Rule 144A under the Securities Act ("Rule 144A") or any exemption from registration available under the Securities Act.

4. We agree on our own behalf and on behalf of any investor account for which we are purchasing Securities to offer, sell or otherwise transfer such Securities prior to the date which is two years (or such other period that may hereafter be provided under Rule 144(k) under the Securities Act as permitting resales of restricted securities by non-affiliates without restriction) after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Securities (or any predecessor thereof) (the "Resale Restriction Termination Date") only (a) to the Company or any of its subsidiaries, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) for so long as the Securities are eligible for resale pursuant to Rule 144A to a person the we reasonably believe is a "qualified institutional buyer" as defined in Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A,
     (d) outside the United States in an offshore transaction in accordance with Rule 904 under the Securities Act, (e) to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 that is purchasing the Securities for its own account or for the account of such an institutional "accredited investor" for investment purposes only, and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our, its or their control and in each case in compliance with any applicable securities laws of any U.S. state or any other applicable jurisdiction. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Securities is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Company and the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 and that it is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Company and the Trustee reserve the right prior to the offer, sale or other transfer made prior to the Resale Termination Date to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Trustee.

5. We understand that the Securities will be delivered in registered form only and that the certificates delivered to us in respect of the Securities will contain a legend substantially to the following effect:

          THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO THE COMPANY OF ANY OF ITS SUBSIDIARIES, (II) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN INDIVIDUAL ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (III) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (IV) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER

          THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (V) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (VI) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.


6. If we are acquiring any of the Securities as a fiduciary or agent for one or more investor accounts, we represent that we have sole investment discretion with respect to each such account and we have full power to make the foregoing acknowledgments, representations, warranties and agreements on behalf of each such investor account.

                            [signature page follows]

         You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

_______________________________            Dated: __________________, ____
[Insert Name of Accredited Investor]




By:_______________________________
Name:
Title:

                                 EXHIBIT F

                         FORM OF SUPPLEMENTAL INDENTURE
                          TO BE DELIVERED BY SUBSEQUENT
                                   GUARANTORS


     Supplemental Indenture (this "Supplemental Indenture"), dated as of ____, among ___________________ (the "Guaranteeing Subsidiary"), a subsidiary of IMAX Corporation (or its permitted successor), a corporation incorporated under the federal laws of Canada (the "Company"), and U.S. Bank National Association, as trustee under the Indenture referred to below (the "Trustee").

                               W I T N E S S E T H

     WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of December 4, 2003, providing for the issuance of 9 5/8% Senior Notes due 2010 (the "Securities");

     WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which any newly-acquired or created Guarantor shall unconditionally guarantee all of the Company's obligations under the Securities and the Indenture on the terms and conditions set forth herein (the "Subsidiary Guarantee"); and

     WHEREAS, pursuant to Section 901 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Securities as follows:

     1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

     2. Agreement to Guarantee. The Guaranteeing Subsidiary irrevocably and unconditionally guarantees the Guarantee Obligations, which include (i) the due and punctual payment of the principal of, premium, if any, and interest and Special Interest, if any, on the Securities, whether at maturity, by acceleration, redemption, upon a Change of Control Offer, upon an Asset Sale Offer or otherwise, the due and punctual payment of interest on the overdue principal and premium, if any, and (to the extent permitted by law) interest on any interest on the Securities, and payment of expenses, and the due and punctual performance of all other obligations of the Company, to the Holders or the Trustee all in accordance with the terms set forth in Article XIII of the Indenture, and (ii) in case of any extension of time of payment or renewal of any Securities or any such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration, redemption, upon a Change of Control Offer, upon an Asset Sale Offer or otherwise.

     The obligations of Guaranteeing Subsidiary to the Holders and to the Trustee pursuant to this Subsidiary Guarantee and the Indenture are expressly set forth in Article XIII of the Indenture and reference is hereby made to such Indenture for the precise terms of this Subsidiary Guarantee.

     No past, present or future director, officer, partner, manager, employee, incorporator or stockholder (direct or indirect) of the Guaranteeing Subsidiary (or any such successor entity), as such, shall have any liability for any obligations of the Guaranteeing Subsidiary under this Subsidiary Guarantee or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation, except in their capacity as an obligor or Guarantor of the Securities in accordance with the Indenture.

     This is a continuing Guarantee and shall remain in full force and effect and shall be binding upon the Guaranteeing Subsidiary and its successors and assigns until full and final payment of all of the Company's obligations under the Securities and Indenture or until released in accordance with the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Holders, and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a Guarantee of payment and not of collectibility.

     The obligations of the Guaranteeing Subsidiary under its Subsidiary Guarantee shall be limited to the extent necessary to insure that it does not constitute a fraudulent conveyance under applicable law.

     THE TERMS OF ARTICLE XIII OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

     3. NEW YORK LAW TO GOVERN. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE.

     4. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

     5. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

                                    COMPANY:
                                    IMAX Corporation


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:

                                    GUARANTORS:
                                    David Keighley Productions 70MM Inc.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:


                                    IMAX II U.S.A. Inc.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:

                                    IMAX Chicago Theatre LLC


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:


                                    IMAX Forum Ride, Inc.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:


                                    IMAX Minnesota Holding Co.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:


                                    IMAX Rhode Island Limited Partnership


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:

                                    IMAX Sandde Animation Inc.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:


                                    IMAX Scribe Inc.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:


                                    IMAX Space Ltd.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:


                                    IMAX Theatre Holding Co.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:

                                    IMAX Theatre Holdings (OEI) Inc.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:


                                    IMAX Theatre Management Company


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:


                                    IMAX Theatre Services Ltd.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:


                                    IMAX U.S.A. Inc.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:

                                    Miami Theatre LLC


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:


                                    Mitey Cinema Inc.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:

                                    Mountainview Theatre Management Ltd.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:


                                    Nyack Theatre LLC


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:

                                    Ridefilm Corporation


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:


                                    Sacramento Theatre LLC


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:


                                    Sonics Associates, Inc.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:


                                    Starboard Theatres Ltd.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:

                                    Tantus Films Ltd.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:


                                    Wire Frame Films Ltd.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:


                                    1329507 Ontario Inc.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:


                                    924689 Ontario Inc.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:

                                    IMAX (Titanica) Ltd.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:


                                    IMAX (Titanic) Inc.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:


                                    IMAX Music Ltd.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:


                                    IMAX Theatre Holding (Brossard) Inc.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:

                                    IMAX Film Holding Co.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:


                                    IMAX Indianapolis LLC


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:


                                    IMAX Pictures Corporation


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:


                                    Immersive Entertainment Inc.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:

                                    IMAX Providence General Partner Co.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:


                                    IMAX Providence Limited Partner Co.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:


                                    IMAX Theatre Holding (California I) Co.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:


                                    IMAX Theatre Holding (California II) Co.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:

                                    IMAX Theatre Holding (Nyack I) Co.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:


                                    IMAX Theatre Holding (Nyack II) Co.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:


                                    IMAX Theatre Management (Scottsdale), Inc.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:


                                    Panda Productions Inc.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:

                                    Strategic Sponsorship Corporation


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:


                                    Tantus II Films Ltd.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:


                                    RPM Pictures Ltd.


                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:

                                    GUARANTEEING SUBSIDIARY:
                                    ------------------------

                                    By____________________________
                                    Name:
                                    Title:

                                    By____________________________
                                    Name:
                                    Title:

                                    TRUSTEE:
                                    U.S. Bank National Association


                                    By____________________________
                                    Name:
                                    Title: